                    ANNUAL REPORT
      ------------------------------------------------------
         August 31, 1998




               NEUBERGER&BERMAN
               EQUITY ASSETS-Registered Trademark-

         Neuberger&Berman
               FOCUS ASSETS

         Neuberger&Berman
               GENESIS ASSETS

         Neuberger&Berman
               GUARDIAN ASSETS

         Neuberger&Berman
               MANHATTAN ASSETS

         Neuberger&Berman
               PARTNERS ASSETS

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Assets                                       A-6
Genesis Assets                                    A-10
Guardian Assets                                   A-13
Manhattan Assets                                  A-16
Partners Assets                                   A-19

    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A $10,000 INVESTMENT
Focus Assets                                       B-1
Genesis Assets                                     B-2
Guardian Assets                                    B-3
Manhattan Assets                                   B-4
Partners Assets                                    B-6

    FINANCIAL STATEMENTS                           B-8

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Assets                                      B-18
Genesis Assets                                    B-19
Guardian Assets                                   B-20
Manhattan Assets                                  B-21
Partners Assets                                   B-22

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS                          B-25

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                   B-27
Genesis Portfolio                                 B-29
Guardian Portfolio                                B-34
Manhattan Portfolio                               B-36
Partners Portfolio                                B-39

    FINANCIAL STATEMENTS                          B-44

    FINANCIAL HIGHLIGHTS                          B-57

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS                          B-62

    OTHER INFORMATION
Directory/Officers and Trustees                    C-1

CHAIRMAN'S LETTER                                               October 16, 1998

Dear Fellow Shareholder,
  From 1996 through the first half of 1998, we enjoyed a "best of all possible worlds" for equities -- low inflation, low interest rates and strong corporate profits. Not surprisingly, investors reacted to all this good news by bidding up stocks to historically high valuations. When Asian economic problems deepened in the first half of 1998, and earnings projections were revised downward, the broad stock market began to deteriorate. Small-cap and mid-cap stocks declined and, save for a relative handful of market darlings, large-cap stocks began to drift as well. When Russia imploded in late summer and our own political crisis escalated, equity investors rushed to the exits.
  Is the American economy truly imperiled? Inflation appears to be heading lower. The Federal Reserve just lowered short-term interest rates by 0.25 percentage point. The yield on the 30-year Treasury Bond hovers near its all time low. Yes, profits are being squeezed in certain sectors, but the American economy continues to be sound. Economically sensitive cyclical companies are now trading at historically low valuations and even some of the market's highest flyers have come down to earth. Is this the time to abandon equities? We think not.
  At Neuberger&Berman, we believe buying good companies at opportunistic prices is the best long-term investment strategy. The performance of the S&P "500" Index itself disguises the fact that 60% of all New York Stock Exchange listed stocks are down 30% or more from their 52-week highs and 80% of all NASDAQ traded issues are off by the same amount. Investors' "irrational exuberance" for a relative handful of companies and disdain for all others has made for difficult comparisons for value and price sensitive growth-stock investors. We believe this is a short-term phenomenon, which has set the stage going forward for much better relative performance for true value investors.
  The underperformance of our value-oriented strategies over the last year has not tempted us to abandon them. Our value funds will continue looking for the stocks of good companies at favorable prices. Our growth fund managers will continue to focus on companies with earnings growth and reasonable price-to-earnings ratios. We, the principals and employees of Neuberger&Berman, LLC, still have in excess of

$125 million of our own savings, for our future and that of our children, invested along with you. In the following pages, our portfolio managers will present their carefully considered perspectives on the future. We trust you will gain some valuable insights on the currently volatile markets and a greater appreciation of our efforts on your behalf.
  Lastly, we have made some changes to the management of our funds that reflect our commitment to meeting the investment needs of our shareholders. As many of you know, Allan R. (Rick) White, former lead portfolio manager of the Salomon Brothers Investors Fund joined Neuberger&Berman on September 8th and is now co-managing the Guardian Portfolio with Kevin Risen. An experienced bottom-up value investor, Rick is helping us pick fundamentally undervalued stocks and putting in place some sophisticated portfolio risk management systems that we believe will help us deliver more consistent performance in the future. Kent Simons, who distinguished himself as the manager of the Guardian Portfolio since 1981, is now devoting all his time and energy to the Focus Portfolio, a more concentrated value portfolio, particularly well suited to his highly refined stock picking skills. We believe the addition of Rick White to Guardian and Kent's ability to concentrate exclusively on the Focus Portfolio will benefit shareholders.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Assets

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Assets

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Focus Assets declined -24.40% and -17.73%, respectively, versus the Standard & Poor's 500 Index's -8.12% decrease and 8.08% return over the same time periods (see page B-1 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  The Focus Portfolio has consistently employed the value approach to investing. While this style has underperformed the growth and momentum styles over the past three years, I continue to believe it produces superior long-term results, and therefore continue to employ it. If anything, now more than ever.
  In addition to being a value portfolio, Focus is also a concentrated fund. For example, the Portfolio must have 90% of its assets in no more than six economic sectors, and the number of names in the portfolio is usually less than in most other Portfolios. It is important to understand that we do not select these sectors on a so-called top-down basis that relies on an overall view of the economy. The Portfolio is built on a stock-by-stock basis. We have found over the years that the conditions that lead to an individual company's stock being undervalued usually affect a number of companies in the same industry or sector. Thus, concentration in a relative few sectors is a natural outgrowth of our stock selection process.
  As of this writing, the Portfolio is invested in six sectors with financial services being the largest, accounting for some 48% of the portfolio. In 1997 and the first half of 1998 these stocks did quite well, but since July the results have been disappointing. Following the collapse of the Russian stock market and its currency, there was an immediate and pronounced preference by investors for safety and quality. The prime beneficiary of this "flight to quality" was U.S. Treasury Bonds, and as a result U.S. interest rates declined noticeably. This worked to the advantage of our domestic, interest-sensitive holdings like Countrywide Credit, Hartford Financial and Nationwide. Unfortunately,

----------------------------------------------------------------------
          Focus Assets (Cont'd)
our holdings in commercial and investment banks -- BankBoston, CITICORP, Chase, Merrill Lynch, Morgan Stanley Dean Witter and Travelers -- had clients and/or holdings that were negatively affected, and this resulted in a lowering of earnings estimates. As a result, each of these stocks declined some 40% in a matter of 7-8 weeks. In light of this situation, let me offer some perspective and also review the thesis for owning these names.
  First, as to perspective, the cuts in 1999 earnings estimates for these companies have averaged about 10-12%, yet the price declines have been roughly 40%. To me, this has created a significant undervaluation and a real buying opportunity.
  Second, the thesis underlying these holdings remains intact; if anything, it has been reinforced by recent events. I believe that the financial services industry is on the brink of undergoing major secular changes that will provide significant opportunities to those companies large enough and skillful enough to capitalize on them. The opportunity rests on two foundations: One, in the United States, another baby boomer turns 50 every seven seconds. Two, as our population ages, it is discovering the need to plan for retirement. Few needs are taken as seriously as this, and in meeting it people are overwhelmingly going with names they know and trust. Those names are Merrill Lynch, Travelers, Morgan Stanley Dean Witter, CITICORP and Chase; brand names that have been built over decades and are now, in my opinion, invaluable. Concurrent with this development in the U.S. is the rising trend of capitalism and globalization in the rest of the world. Markets for businesses of all kinds are now global, and companies that serve them require financing and financial services capabilities that are also global. Moreover, in terms of privatizing retirement plans and the transference of businesses from family ownership to public ownership, the rest of the world is 20-30 years behind the U.S. This too creates a significant opportunity for American investment banks that can benefit from their experience in this country. What emerges from all this, in my opinion, is a secular trend creating great opportunities for companies

----------------------------------------------------------------------
          Focus Assets (Cont'd)
with a recognized and trusted name, a global reach, a large capital base and the technological infrastructure to accommodate and exploit the opportunities. Not many companies can do this; among the very few who can are the ones we own. I think their competitive advantage, already large, has increased and their long-term outlook is as good, if not better, than ever.
  The second largest sector is technology, where the Asian currency problems have been the primary reason for sub-par stock performance. Focus Portfolio's largest holding, Compaq, has outperformed the Dow Jones Industrial Average
(DJIA) this calendar year as has one of our semiconductor holdings, Texas Instruments. However, our investments in the semiconductor equipment stocks -- Applied Materials and KLA -- have not fared as well, due to the fact that this industry has been hit by order cancellations from the Far East. However, the growth in demand for semiconductors continues unabated and at some point this will necessitate the ordering of new equipment. During the current downturn both KLA and Applied are increasing their share of market thereby positioning themselves so that if an upturn comes they will likely prosper.
  Although we only own three names -- Foundation Health, Sierra Health Services and Wellpoint Health Networks -- health care is an important sector for us. While Wellpoint has outperformed the DJIA handily this calendar year, the other two have not. All three are managed-care companies and all three will benefit, we think, from the continued trend towards managed-care and a better pricing rate environment expected this year and next.
  Finally, let me close by offering some thoughts on the value style of investing. The last three years have not been a good environment for value investors as falling interest rates have led to higher price-to-earnings (P/E) ratios, an environment in which growth mutual funds have, by and large, outperformed those employing the value style. This has created an imbalance in the stock market that has, in turn, created an opportunity. For example, the P/E on the Focus Portfolio is now 18

----------------------------------------------------------------------
          Focus Assets (Cont'd)
times estimated 1998 earnings; earnings which are expected to increase in 1999. By contrast, the 30 largest companies in the S&P "500" -- a good proxy for high multiple stocks -- sell at over 31 times estimated earnings. Focus is paying less and expects to get more, a situation I am more than comfortable with.
  How comfortable? Since August 21st, I have more than doubled my holdings in Focus for my own account, bringing my total holdings to 184,000 shares. I have put my money where my mouth is. Believe me when I tell you, my interests are totally aligned with yours.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO CO-MANAGER

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. No single holding of Focus Portfolio makes up more than a small fraction of the Portfolio's total assets.

 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Assets

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON
   "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING-EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING TRANSLATES INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Genesis Assets declined -23.18% and -18.99%, respectively, compared to the Russell 2000's decreases of -26.48% and -19.40% over the same time periods (see page B-2 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  Late summer's steep declines in the widely followed Dow Jones Industrial Average and Standard & Poor's 500 Index have many investors worried that we may be entering a bear market. Small-cap stocks have already experienced one. At the end of this reporting period, the average small-cap stock is down close to 50% from its 52-week highs. That's the bad news. The good news is that small-cap stocks are now not only cheap relative to the large-cap stocks, but appear to be exceptional absolute bargains as well. In monitoring our portfolio, we see quality companies with excellent operating track records trading at historically low multiples to earnings, cash flow and book value.
  Are public investors ready to acknowledge the exceptional values in the small-cap market? We don't know. However, we are beginning to see corporate investors scooping up heavily discounted small-cap merchandise. Over the last 12 months, 18 companies in the Genesis Portfolio have been taken over. We believe increased merger and acquisition activity will provide a floor for the small-cap sector and perhaps set the stage for a strong recovery.
  During this particularly difficult period for small-cap stocks, very few portfolio sectors posted positive results. Our utilities, basic materials, and healthcare investments did finish fiscal 1998 in the black. Our forecast for cost-driven consolidation in the utilities industry appears on track and the group's traditional defensive characteristics served us well

----------------------------------------------------------------------
          Genesis Assets (Cont'd)

during August's sharp market correction. Our basic materials investments were mixed, but strong gains from several of our larger positions produced respectable results. Some of our healthcare holdings, primarily small medical product companies, also posted modestly positive returns. This is another group we believe will continue to consolidate as product innovators get gobbled up by larger healthcare companies with more marketing muscle.
  Portfolio performance was penalized by our energy investments, primarily small oil services companies, which got hit hard as oil prices declined to a ten-year low in early 1998. Declining demand from Asia's weak economies will likely continue to restrain oil prices for the foreseeable future. Energy producers have initiated cutbacks to address the current supply/demand imbalance. With an estimated one-third of world production uneconomic at current prices, further cutbacks can be expected. However, readily available energy supply is at its lowest point in a decade, implying that future demand must be met with increased drilling activity. Today, many small oil services stocks are trading below book value and well below replacement cost. Barring a worldwide economic downturn, we believe all the bad news is fully reflected in the group's severely depressed prices and that a little bit of good news would attract a lot of favorable investment attention.
  Our technology holdings also disappointed. Although we were underweighted in the group, several of our holdings suffered unanticipated earnings shortfalls and were swiftly and severely punished. We also passed on the sizzling Internet stocks. The Internet may be the wave of the future and some of the companies currently riding its crest could be exceptional long-term investments. But, our value discipline does not allow us to pay high multiples to revenues for unseasoned companies that are not yet earning money. Periodically, our value discipline will penalize us on an "opportunity cost" basis. That is a price we are willing to pay to control portfolio risk.
  In each of our shareholder reports, we discuss a current portfolio holding that demonstrates our investment discipline. This is not a recommendation and we may change our opinion on any and all stocks in the Portfolio if fundamentally justified. This time, we chose to

----------------------------------------------------------------------
          Genesis Assets (Cont'd)

highlight AptarGroup, a manufacturer of small pumps, valves and closures for the household product, high-end fragrance and pharmaceutical industries. Aptar has the financial characteristics we like -- a strong balance sheet, consistent 15-20% earnings growth, the ability to self-fund that growth from internally generated cash flow, and a quite reasonable price-to-earnings ratio. The excitement here is in the pharmaceutical area where Aptar's fine-mist pumps for the nasal delivery of drugs are finding new applications including migraine headache relief, and are believed to have potential in the treatment of diabetes and in immunizations for a variety of diseases. Aptar's products are patented and must go through the FDA approval process -- creating a high barrier of entry for future competition.
  In closing, we are pleased to have modestly outperformed our Russell 2000 Index benchmark in fiscal 1998, but disappointed by the poor performance of small-cap stocks in general. We don't know if the small-cap sector has bottomed. We do believe small-cap stocks are fundamentally cheap and are encouraged that corporate investors are beginning to go bargain hunting in the small-cap market. We believe this will eventually inspire public investors to recognize the outstanding values presented today.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.
 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Assets

   CURRENT PORTFOLIO CO-MANAGERS KEVIN RISEN AND RICK WHITE FOCUS ON "FIRST-RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT-OF-FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL-MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH-QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVERREACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Guardian Assets declined -25.29% and -21.34%, respectively, versus the Standard & Poor's 500 Index's decrease of -8.12% and return of 8.08% over the same time periods (see page B-3 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  A wise man once said that when things are going well, no explanation is required and when things are going poorly, none is acceptable. We trust our shareholders are more enlightened and will appreciate hearing our explanation for the Portfolio's poor showing in fiscal 1998 and the reasons we believe it will perform significantly better in the year ahead.
  We thought we had found value in already depressed cyclical stocks in the basic materials, capital goods, energy and technology sectors -- high quality companies like American Standard, Applied Materials and Hewlett Packard as well as stocks we have since sold such as Alcoa and Schlumberger. To be kind, these good values became even bigger bargains as Asian economic problems deepened, global demand withered, commodities prices collapsed and capital spending declined. We thought we had found value in beaten-down HMO's, like Aetna and Wellpoint, which we believed were getting costs in line and were poised for earnings recoveries. Although we think HMOs are on the right track, the investing public was not willing to wait for evidence of a turnaround.
  We felt there was value in leading financial stocks as well -- the bluest of blue chips like CITICORP, Chase Manhattan, Merrill Lynch, and Morgan Stanley Dean Witter. Despite strong performance in 1997 and first-half 1998, we maintained our positions in these companies, because they were still trading at well below market average price-to-earnings ratios. Our financial holdings fell sharply in late summer as

----------------------------------------------------------------------
          Guardian Assets (Cont'd)
global economic turmoil and worldwide stock market declines panicked investors. Is this panic justified? We shall see. If currency turmoil spreads to Latin America, bank earnings may be vulnerable. But, we experienced a Latin American currency crisis as recently as 1994-95 -- a storm money center banks weathered without dire consequences. With CITICORP losing more than half its market value from its 52-week high and Chase Manhattan faring almost as badly, we think most of the bad news -- real and imaginary -- is already reflected in their stock prices. Leading brokerage/asset management company stocks like Merrill Lynch and Morgan Stanley Dean Witter suffered similar fates, and at the end of this reporting period were trading at what we think were "worst of all possible worlds" valuations. However, if global financial markets stabilize and the prices of these stocks remain the same, we believe these will prove to be bargain basement valuations.
  With a considerable amount of water already over the dam, where do we go from here? Thanks to the exceptional relative performance of a few widely and, in our opinion, wildly popular large-cap growth stocks, indexers and closet indexers (portfolio managers who largely mirror if not duplicate the S&P "500") materially outperformed almost everyone else in fiscal 1998. Is this likely to continue? It is hard to predict when investors will come to their collective senses. However, after the recent correction, we see numerous high-quality companies selling at historically cheap absolute valuations and a few admittedly good growth companies still trading at what we believe to be seriously inflated prices. Regardless of where the market heads from here, we believe the former will fare considerably better than the latter going forward.
  Let's detail a stock that demonstrates our value-oriented discipline. Countrywide Credit Industries is one of our largest holdings in the financial sector. Countrywide has two businesses -- originating mortgage loans, which it then sells to other lenders like Fannie Mae, and servicing mortgages (billing and collecting mortgage payments and then forwarding them to mortgage holders). This is the only pure play mortgage company in the S&P "500." It has posted 14 consecutive quarters of earnings growth and business keeps getting better. Yet, the stock is down over 40% from its 52-week high. The decline is probably the result of investors' concern that as mortgage rates continue to trend down, refinancings may take a toll on Countrywide's mortgage servicing book. If the mortgages go elsewhere, Countrywide's servicing fees

----------------------------------------------------------------------
          Guardian Assets (Cont'd)
might decline. This didn't happen during the last major refinancing boom in 1993, when Countrywide emerged with a bigger share of the mortgage servicing market. We don't think it will happen this time around either. We are projecting 15% annual earnings growth over the next several years and Countrywide stock is trading at just around 11 times our 1999 earnings estimates. That is our kind of bargain. We reserve the right to change our investment opinion on Countrywide without notice should circumstances warrant. However, right now we are quite comfortable owning a substantial position.
  In closing, we cleaved to our discipline in fiscal 1998 -- buying the highest quality, yet out-of-favor companies. The negative impact of deteriorating Asian economies, the Russian collapse, potential Latin American currency turmoil, and falling stock markets had a strong negative impact on blue chip financial stocks. Had we abandoned our discipline and jumped on the big-cap growth stock bandwagon, we would have posted better returns, but strayed from our value principles. Tomorrow is a new day and we believe our portfolio is positioned to lead us through this period of economic and market uncertainty. If we may be so bold after this difficult year, we encourage our shareholders to consider maintaining or adding to their positions in Guardian.

Sincerely,

/s/ Kevin Risen      /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.
 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Assets

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, the Manhattan Assets-Registered Trademark- declined -19.52% and -11.29%, respectively, compared to the Russell Midcap Growth Index's -19.35% and -11.48% losses over the same time periods (see page B-4 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  After three consecutive years of strong advances, stocks were due for a rest. The combination of Asian economic distress, Russia's imploding economy, and our own political soap opera gave investors sufficient reason to back away from the equities market.
  Much to our chagrin, mid-cap stocks were hit harder than the large-cap sector as is reflected in the poor relative performance of the Russell Midcap Growth Index versus the DJIA and S&P "500." This appears to defy fundamental logic. In the second calendar quarter 1998 (as we write, the last reported quarter for most companies), S&P "500" earnings growth stalled, whereas our portfolio holdings grew earnings by better than 40% on average. While more than a few of the large-cap market darlings reported or warned of earnings shortfalls, more than 90% of our portfolio companies had earnings that were in line or better than consensus estimates. Earnings for the large multi-nationals so prominent in the S&P "500" may continue to be vulnerable to both weak foreign consumer markets and difficult currency translations. When we go down our list, we see mid-cap companies primarily

----------------------------------------------------------------------
          Manhattan Assets (Cont'd)
serving healthy domestic markets. We do not believe their earnings are likely to be impacted significantly by Asian or Russian economic weakness.
  In uncertain times it is not uncommon for investors to move away from smaller less mature companies, adopting a "show me" attitude on earnings growth potential. When they regain confidence in the economy and markets, they are generally more favorably disposed to smaller companies whose earnings come through as good or better than anticipated. We are quite confident investors will eventually gravitate to mid-cap growth companies that continue to post good earnings and which are now trading at even more attractive valuations relative to large-cap stocks. We have had several portfolio companies taken over this year and several more have initiated substantial share repurchase programs. This would indicate that sophisticated business buyers believe selected mid-cap stocks are terrific business bargains. Perhaps, the investing public will follow their lead.
  Over the last year, we were fortunate to have been underweighted in poor performing groups like basic materials and capital goods. We were significantly overweighted in the financial sector, focusing primarily on non-bank financial service companies with strong domestic franchises. AIG's acquisition of SunAmerica, which was one of our larger holdings in the financial sector before recently decreasing our position, and the strong performance of re-insurer Exel Limited boosted portfolio performance. Although we were modestly underweighted in energy, our portfolio positions declined substantially, as plummeting oil prices diminished earnings expectations. Our consumer cyclical investments were mixed. Excellent gains in Staples and TJX were offset by a big loss in General Nutrition, once our largest holding that has also seen a recent selling off. We were correct in forecasting strong demand for the types of products that General Nutrition sells. We did not anticipate the negative impact strong competition from Internet retailers would have on General Nutrition's earnings. Our technology holdings materially outperformed our benchmark index's tech sector -- the result of avoiding commodity-oriented technology companies like semiconductor manufacturers -- but still declined significantly for the year.

----------------------------------------------------------------------
          Manhattan Assets (Cont'd)

  At the close of this reporting period, the Portfolio demonstrated the financial and investment characteristics we favor. Based on consensus earnings estimates from First Call, (an independent research firm that compiles and distributes Wall Street earnings estimates), the Portfolio had a 3-5 year projected annual earnings growth rate of 25.8% compared to 20.3% for the Russell Midcap Growth Index. Its price-to-earnings (P/E) ratio (consensus calendar 1999 earnings estimates) was 20.6 compared to the Russell's 18.3. Its P/E divided by 3-5 year annual earnings growth estimates was 0.8 compared to the benchmark index's of 0.9. Of course, these figures are estimates and do not guarantee future return.
  Going forward, we believe the American economy will prove relatively resistant to Asian economic woes and that quality companies serving the domestic market can continue to grow earnings at a respectable pace. As always, we will devote our time and energy to identifying individual stocks we believe can sustain above average earnings and meet or exceed consensus earnings expectations.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-Trademark- Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-Trademark- Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.
 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

PORTFOLIO COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Assets

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN AND ROBERT GENDELMAN FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO "FALLEN
   ANGELS" -- GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six- and twelve-month fiscal periods concluding August 31, 1998, Partners Assets declined -18.46% and -10.69%, respectively, versus the Standard & Poor's "500" Index's -8.12% decrease and 8.08% return over the same time periods (see page B-6 for comparison of a $10,000 investment and average annual total returns as of August 31, 1998).*
  We are bottom-up stock pickers focusing on quality companies trading at discount valuations. Consequently, we rarely talk about the impact of macro-economic events on our portfolio. However, this year, the speed and magnitude of the Asian economic collapse had a dramatic influence on portfolio performance and, therefore, some comments are in order.
  Quite simply, the Asian economic problems had a major ripple effect on economically sensitive companies in the capital goods, energy, and technology industries -- our worst performing sectors in fiscal 1998. We increased our exposure in these sectors in late 1997 after the initial currency crisis in Asia had already taken a rather heavy toll on these stocks. We were focusing on industry leaders like duPont, 3M and Texas Instruments as well as stocks that we have since sold such as Deere and Schlumberger -- the highest quality companies in these out-of-favor industries. We factored in the negative implications of weaker Asian currencies on the earnings prospects for these companies and concluded that the bad news was already fully reflected in depressed stock prices and historically low valuations. Unfortunately, the damage of the Asian economic crisis has been widespread. We did not anticipate that with Japan sinking into recession, things would get so bad in Asia that companies would be dumping product in the global market at any

----------------------------------------------------------------------
          Partners Assets (Cont'd)
price simply to bring in dollars to service dollar-denominated debt. The end result was that quality companies we believed to be fundamentally cheap got a lot cheaper.
  Are these stocks at rock bottom? We can't be sure. However, barring a global economic catastrophe, we think the worst is nearly over. Assuming Asian economies and currencies gradually recover, we should see some light at the end of the tunnel. Based on current valuations relative to historical measures, the upside potential for quality cyclical stocks is tremendous and we believe they could be market leaders over the next three years.
  We also note that during the first eight months of 1998, high price-to-earnings (P/E) ratio stocks materially outperformed low P/E stocks. To wit, stocks trading at 30 times trailing earnings or more were up 28% on average, while stocks selling at 15 times trailing earnings or less were down 13% on average. This is somewhat of a historical aberration considering that over the last four decades, the lower P/E group outperformed the higher P/E group by an average 3.6% per year. So, momentum investing has won the last round, but value is still well ahead on the judges' long-term scorecards.
  There were some bright spots in the Portfolio in fiscal 1998. Selected "fallen angels" in the consumer sector performed quite well as they regained their earnings footing. Our communications services investments posted strong returns as they demonstrated competitive positions in the newly deregulated telecommunications industry. Our electric utility holdings also performed well. Our focus on states in which the deregulation process was clearly mapped out and generally favorable to utilities companies proved beneficial.
  We continue to like selected utilities stocks. Unicom, the holding company of Commonwealth Edison in Illinois, illustrates our perspective on this group. Unicom has the largest collection of nuclear generating assets in the U.S. It has not been operated particularly efficiently, but we believe new management can do a much better job and that Unicom can become a low-cost power generator. In our opinion, this makes it attractive relative to other electric utilities that are being forced to sell high-cost generating facilities and limit their business to electricity distribution in what are likely to become very competitive markets. Illinois deregulation statutes are straightforward and in our opinion, reasonably generous to utilities. The new laws call for a gradual rate

----------------------------------------------------------------------
          Partners Assets (Cont'd)
reduction that is partially offset by a fee to help utilities recover stranded costs. This will give Unicom time to get its cost structure in order and eventually begin generating excess returns that can now be distributed to shareholders in the form of higher earnings and/or stock buybacks rather than returned to customers via rate reductions. Like all the individual stocks we discuss in these reports, we reserve the right to change our investment opinion on Unicom if it fails to live up to our expectations. This caveat duly recorded, we think Unicom has a bright future.
  In closing, fiscal 1998 has been a very tough year for value investors. Traditional repositories of value like commodity-oriented cyclicals have been among the market's worst performing groups. Higher multiple groups like the drug and leading branded consumer goods stocks -- out of reach for true value disciples -- have performed relatively well, even during August's sharp correction. We doubt the large-cap market darlings that have such a disproportionate impact on the capitalization-weighted S&P "500" can continue to sustain their performance lead over high quality companies now trading at severely depressed valuations.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen

Robert Gendelman and Michael Kassen
PORTFOLIO CO-MANAGERS

*The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.
 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

                 (This page has been left blank intentionally.)

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Focus Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                        Focus   S&P "500"(2)
1 Year                                -17.73%         +8.08%
5 Year                                +11.44%        +18.26%
10 Year                               +13.97%        +17.04%
                                 Focus Assets      S&P "500"
1988                                  $10,000        $10,000
1989                                  $13,435        $13,922
1990                                  $12,935        $13,208
1991                                  $14,999        $16,773
1992                                  $16,770        $18,104
1993                                  $21,506        $20,855
1994                                  $23,733        $22,004
1995                                  $30,252        $26,718
1996                                  $31,371        $31,713
1997                                  $44,923        $44,628
1998                                  $36,960        $48,235

   The performance information for Neuberger&Berman Focus Assets-Registered Trademark- is as of August 31, 1998. Neuberger&Berman Focus Assets started operating on September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Focus Fund-Registered Trademark-("Sister Fund"), which is also managed by Neuberger&Berman Management Inc.-Registered Trademark- The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of Focus Assets which, in the aggregate, exceed 1.50% per annum of Focus Assets' average daily net assets, until December 31, 1998. Absent such arrangement, the average annual total returns of Focus Assets would have been less. The total returns for the periods prior to Focus Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Focus Assets as compared to those of its Sister Fund.
   Prior to November 1, 1991, the investment policies of the Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Assets' current investment policies. While the Assets' value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Focus Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Genesis Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Genesis  Russell 2000-R- Index(2)
1 Year                                 -18.99%                   -19.40%
5 Year                                 +12.22%                    +8.06%
Life of Fund                           +12.49%                   +10.59%
                                Genesis Assets              Russell 2000
9/27/88                                $10,000                   $10,000
1989                                   $13,045                   $12,317
1990                                   $10,236                    $9,877
1991                                   $13,856                   $12,963
1992                                   $14,562                   $13,910
1993                                   $18,087                   $18,435
1994                                   $18,949                   $19,516
1995                                   $22,680                   $23,581
1996                                   $27,516                   $26,134
1997                                   $39,739                   $33,701
1998                                   $32,193                   $27,164

   The performance information for Neuberger&Berman Genesis Assets-SM- is as of August 31, 1998. Neuberger&Berman Genesis Assets started operating on April 2, 1997. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Genesis Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before April 2, 1997, is for the Sister Fund. Management voluntarily bears certain operating expenses of Genesis Assets which, in the aggregate, exceed 1.50% per annum of Genesis Assets' average daily net assets, until December 31, 1998. Management previously agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio-SM- and indirectly by Genesis Assets. Absent such arrangements, the average annual total returns of Genesis Assets would have been less. The total returns for the periods prior to Genesis Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Genesis Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Genesis Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000-Registered Trademark- Index is an unmanaged index generally considered to be representative of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Guardian Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                        Guardian   S&P "500"(2)
1 Year                                   -21.34%         +8.08%
5 Year                                    +9.22%        +18.26%
10 Year                                  +12.91%        +17.04%
                                 Guardian Assets      S&P "500"
1988                                     $10,000        $10,000
1989                                     $13,390        $13,922
1990                                     $11,717        $13,208
1991                                     $15,289        $16,773
1992                                     $17,412        $18,104
1993                                     $21,667        $20,855
1994                                     $23,642        $22,004
1995                                     $29,331        $26,718
1996                                     $30,876        $31,713
1997                                     $42,821        $44,628
1998                                     $33,681        $48,235

   The performance information for Neuberger&Berman Guardian Assets-SM- is as of August 31, 1998. Neuberger&Berman Guardian Assets started operating on September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Guardian Fund-SM- ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of Guardian Assets which, in the aggregate, exceed 1.50% per annum of Guardian Assets' average daily net assets, until December 31, 1998. Absent such arrangement, the average annual total returns of Guardian Assets would have been less. The total returns for the periods prior to Guardian Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Guardian Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Guardian Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Manhattan Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                                                      Russell Midcap-TM-
                                        Manhattan   S&P "500"(2)         Growth Index(2)
1 Year                                    -11.29%         +8.08%                 -11.48%
5 Year                                     +9.17%        +18.26%                 +11.30%
10 Year                                   +12.55%        +17.04%                 +14.25%
                                 Manhattan Assets      S&P "500"   Russell Midcap Growth
1988                                      $10,000        $10,000                 $10,000
1989                                      $14,241        $13,922                 $13,678
1990                                      $12,467        $13,208                 $12,323
1991                                      $15,729        $16,773                 $17,125
1992                                      $16,474        $18,104                 $18,283
1993                                      $21,047        $20,855                 $22,197
1994                                      $21,782        $22,004                 $23,394
1995                                      $27,444        $26,718                 $29,184
1996                                      $26,646        $31,713                 $32,633
1997                                      $36,783        $44,628                 $42,825
1998                                      $32,632        $48,235                 $37,909

   The performance information for Neuberger&Berman Manhattan Assets-Registered Trademark- is as of August 31, 1998. Neuberger&Berman Manhattan Assets started operating on September 4, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Manhattan Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger& Berman Management Inc. The performance information shown in the above chart for the period before September 4, 1996, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of Manhattan Assets which, in the aggregate, exceed 1.50% per annum of Manhattan Assets' average daily net assets, until December 31, 1998. Absent such arrangement, the average annual total returns of Manhattan Assets would have been less. The total returns for the periods prior to Manhattan Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Manhattan Assets as compared to those of its Sister Fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Manhattan Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. Before July 1997, Neuberger&Berman Manhattan Portfolio-SM- (the "Portfolio") was managed using a "growth at a reasonable price" investment approach. Under this blended value and growth approach, the Portfolio Manager purchased securities of small-, medium-, and large-capitalization companies that he believed offered greater potential for long-term capital appreciation, in most cases at prices reflecting relatively higher multiples to measures of economic value (such as earnings or cash flow) compared to securities purchased by other Neuberger&Berman Portfolios.

In July 1997, growth-style Managers Jennifer Silver and Brooke Cobb joined Neuberger&Berman Management Inc. and assumed responsibility for the Portfolio. Ms. Silver now heads Neuberger&Berman,

LLC's Growth Equity Group in Boston. Since July 1997, the Portfolio has been managed using a growth-oriented investment approach. True to this approach, the Managers seek securities of companies that are growing earnings faster than the average American business, and ideally, faster than competitors in their respective industries. In return for this perceived higher earnings growth potential, the Managers are willing to pay a higher absolute multiple for these securities. They do so because they believe these stocks offer greater potential for long-term capital appreciation. Moreover, while the Portfolio can still invest in securities of small-, medium-, and large-cap companies, the Portfolio Managers currently intend to focus on the securities of medium-cap companies.

The S&P "500" Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-Trademark-Growth Index measures the performance of those Russell Midcap-Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Therefore, prior to July 1997, the Portfolio was appropriately compared to the S&P "500" Index as a benchmark. However, with its focus on medium-cap growth stocks, the current Portfolio is more appropriately compared to the Russell Midcap Growth Index as a benchmark. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Partners Assets

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return(1)
                                       Partners   S&P "500"(2)
1 Year                                  -10.69%         +8.08%
5 Year                                  +13.80%        +18.26%
10 Year                                 +14.41%        +17.04%
                                Partners Assets      S&P "500"
1988                                    $10,000        $10,000
1989                                    $13,168        $13,922
1990                                    $12,271        $13,208
1991                                    $14,483        $16,773
1992                                    $15,714        $18,104
1993                                    $20,136        $20,855
1994                                    $21,255        $22,004
1995                                    $25,831        $26,718
1996                                    $29,416        $31,713
1997                                    $43,024        $44,628
1998                                    $38,426        $48,235

   The performance information for Neuberger&Berman Partners Assets-Registered Trademark- is as of August 31, 1998. Neuberger&Berman Partners Assets started operating on August 19, 1996. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Partners Fund-Registered Trademark- ("Sister Fund"), which is also managed by Neuberger& Berman Management Inc. The performance information shown in the above chart for the period before August 19, 1996, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of Partners Assets which, in the aggregate, exceed 1.50% per annum of Partners Assets' average daily net assets, until December 31, 1998. Absent such arrangement, the average annual total returns of Partners Assets would have been less. The total returns for the periods prior to Partners Assets' commencement of operations would have been lower had they reflected the higher expense ratios of Partners Assets as compared to those of its Sister Fund.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Partners Assets and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Assets

                                                        FOCUS           GENESIS
                                                        ASSETS           ASSETS
                                                    -------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      486,195   $   24,368,493
      Deferred organization costs (Note A)                  35,190           43,620
      Receivable for Trust shares sold                          --          107,287
      Receivable from administrator -- net (Note
        B)                                                 171,430               --
                                                    -------------------------------
                                                           692,815       24,519,400
                                                    -------------------------------
LIABILITIES
      Payable for Fund expenses (Note B)                   126,447               --
      Payable for Trust shares redeemed                     11,977           22,804
      Payable to administrator -- net (Note B)                  --            5,617
      Accrued organization costs (Note A)                   58,468               --
      Accrued expenses                                      20,193           25,044
                                                    -------------------------------
                                                           217,085           53,465
                                                    -------------------------------
NET ASSETS at value                                 $      475,730   $   24,465,935
                                                    -------------------------------

NET ASSETS consist of:
      Par value                                     $           42   $        2,293
      Paid-in capital in excess of par value               582,229       30,729,433
      Accumulated undistributed net investment
        income                                                  --           47,908
      Accumulated net realized gains (losses) on
        investment                                         (12,725)        (114,712)
      Net unrealized depreciation in value of
        investment                                         (93,816)      (6,198,987)
                                                    -------------------------------
NET ASSETS at value                                 $      475,730   $   24,465,935
                                                    -------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         42,048        2,292,802
                                                    -------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $11.31           $10.67
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Assets

                                                       GUARDIAN        MANHATTAN         PARTNERS
                                                        ASSETS           ASSETS           ASSETS
                                                    ------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $   17,547,551   $     223,611    $   29,096,306
      Deferred organization costs (Note A)                  35,190          35,104            34,177
      Receivable for Trust shares sold                       2,914              --           227,225
      Receivable from administrator -- net (Note
        B)                                                      --         175,151                --
                                                    ------------------------------------------------
                                                        17,585,655         433,866        29,357,708
                                                    ------------------------------------------------
LIABILITIES
      Payable for Fund expenses (Note B)                        --         130,529                --
      Payable for Trust shares redeemed                        217          18,239            36,089
      Payable to administrator -- net (Note B)              17,198              --            23,027
      Accrued organization costs (Note A)                       --          58,325                --
      Accrued expenses                                      19,695          18,891            20,049
                                                    ------------------------------------------------
                                                            37,110         225,984            79,165
                                                    ------------------------------------------------
NET ASSETS at value                                 $   17,548,545   $     207,882    $   29,278,543
                                                    ------------------------------------------------

NET ASSETS consist of:
      Par value                                     $        1,623   $          19    $        2,325
      Paid-in capital in excess of par value            21,934,555         235,357        34,498,912
      Accumulated undistributed net investment
        income                                                  --              --            16,664
      Accumulated net realized gains (losses) on
        investment                                        (267,953)          1,195          (724,059)
      Net unrealized depreciation in value of
        investment                                      (4,119,680)        (28,689)       (4,515,299)
                                                    ------------------------------------------------
NET ASSETS at value                                 $   17,548,545   $     207,882    $   29,278,543
                                                    ------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                      1,623,363          19,329         2,324,656
                                                    ------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                     $10.81          $10.76            $12.59
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Assets

                                                       FOCUS         GENESIS
                                                       ASSETS         ASSETS
                                                    ---------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $      3,539   $    170,275
                                                    ---------------------------
    Expenses:
      Administration fee (Note B)                          1,245         32,446
      Amortization of deferred organization and
        initial offering expenses (Note A)                11,687         12,148
      Auditing fees                                        5,300          5,300
      Custodian fees                                      10,000         10,000
      Distribution fees (Note B)                             471         20,147
      Legal fees                                           2,980          3,354
      Registration and filing fees                        25,343         24,351
      Shareholder reports                                 11,274         14,864
      Shareholder servicing agent fees                    16,595         11,663
      Trustees' fees and expenses                              3             74
      Miscellaneous                                          691            522
      Expenses from corresponding Portfolio (Notes
        A & B)                                             1,602         59,299
                                                    ---------------------------
        Total expenses                                    87,191        194,168
      Expenses reimbursed by administrator and
        reduced by custodian fee expense offset
        arrangement (Note B)                             (82,521)       (72,496)
                                                    ---------------------------
        Total net expenses                                 4,670        121,672
                                                    ---------------------------
        Net investment income (loss)                      (1,131)        48,603
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                         (12,332)      (133,272)
    Net realized gain (loss) on option contracts            (564)            --
    Change in net unrealized appreciation
      (depreciation) of investment securities and
      option contracts                                  (132,136)    (6,253,262)
                                                    ---------------------------
        Net loss on investments from corresponding
          Portfolio (Note A)                            (145,032)    (6,386,534)
                                                    ---------------------------
        Net decrease in net assets resulting from
          operations                                $   (146,163)  $ (6,337,931)
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1998
----------------------------------------------------------------------
          Equity Assets

                                                      GUARDIAN         MANHATTAN         PARTNERS
                                                       ASSETS           ASSETS            ASSETS
                                                    ------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    227,862     $       1,090     $     325,543
                                                    ------------------------------------------------
    Expenses:
      Administration fee (Note B)                         67,676               838            80,343
      Amortization of deferred organization and
        initial offering expenses (Note A)                11,688            11,658            11,518
      Auditing fees                                        5,300             5,600             5,300
      Custodian fees                                      10,000            10,002            10,000
      Distribution fees (Note B)                          42,298               213            50,214
      Legal fees                                           2,577             4,172             3,057
      Registration and filing fees                        33,243            25,048            28,699
      Shareholder reports                                  7,683            13,258            11,874
      Shareholder servicing agent fees                    17,408            16,428            16,063
      Trustees' fees and expenses                            120                 3                 6
      Miscellaneous                                          699               691               686
      Expenses from corresponding Portfolio (Notes
        A & B)                                            77,370             1,204            95,036
                                                    ------------------------------------------------
        Total expenses                                   276,062            89,115           312,796
      Expenses reimbursed by administrator and
        reduced by custodian fee expense offset
        arrangement (Note B)                             (21,586)          (85,972)          (10,829)
                                                    ------------------------------------------------
        Total net expenses                               254,476             3,143           301,967
                                                    ------------------------------------------------
        Net investment income (loss)                     (26,614)           (2,053)           23,576
                                                    ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                        (355,682)            1,509          (705,466)
    Net realized gain (loss) on option contracts          33,811                --                --
    Change in net unrealized appreciation
      (depreciation) of investment securities and
      option contracts                                (4,845,187)          (45,409)       (4,835,972)
                                                    ------------------------------------------------
        Net loss on investments from corresponding
          Portfolio (Note A)                          (5,167,058)          (43,900)       (5,541,438)
                                                    ------------------------------------------------
        Net decrease in net assets resulting from
          operations                                $ (5,193,672)    $     (45,953)    $  (5,517,862)
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Assets

                                                  FOCUS ASSETS
                                                           Period from           GENESIS ASSETS
                                                          September 4,                     Period from
                                                              1996                        April 2, 1997
                                                          (Commencement                   (Commencement
                                                               of                              of
                                              Year         Operations)        Year         Operations)
                                              Ended            to             Ended            to
                                           August 31,      August 31,      August 31,      August 31,
                                              1998            1997            1998            1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     (1,131)   $       (518)   $      48,603   $       (337)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       (12,896)          5,564         (133,272)         2,268
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                      (132,136)         38,320       (6,253,262)        54,275
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        (146,163)         43,366       (6,337,931)        56,206
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --              --               --             --
    Net realized gain on investments            (5,827)             --           (2,617)            --
                                          -------------------------------------------------------------
    Total distributions to shareholders         (5,827)             --           (2,617)            --
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  550,896         100,010       33,602,259        673,996
    Proceeds from reinvestment of
      dividends and distributions                5,827              --            2,617             --
    Payments for shares redeemed               (72,379)             --       (3,528,565)           (30)
                                          -------------------------------------------------------------
    Net increase from Trust share
      transactions                             484,344         100,010       30,076,311        673,966
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS                     332,354         143,376       23,735,763        730,172
NET ASSETS:
    Beginning of year                          143,376              --          730,172             --
                                          -------------------------------------------------------------
    End of year                           $    475,730    $    143,376    $  24,465,935   $    730,172
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $         --    $         --    $      47,908   $         --
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        36,548          10,001        2,502,346         55,276
    Issued on reinvestment of dividends
      and distributions                            434              --              192             --
    Redeemed                                    (4,935)             --         (265,010)            (2)
                                          -------------------------------------------------------------
    Net increase in shares outstanding          32,047          10,001        2,237,528         55,274
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Assets

                                               GUARDIAN ASSETS            MANHATTAN ASSETS
                                                        Period from                 Period from
                                                         September                   September
                                                          4, 1996                     4, 1996
                                                        (Commencement               (Commencement      PARTNERS ASSETS
                                                            of                          of
                                             Year       Operations)      Year       Operations)             Year
                                             Ended          to           Ended          to                  Ended
                                          August 31,    August 31,    August 31,    August 31,           August 31,
                                             1998          1997          1998          1997          1998          1997
                                          ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $   (26,614)  $   (2,926)   $   (2,053)   $     (825)   $    23,576   $     1,072
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                     (321,871)     116,398         1,509        22,981       (705,466)      131,273
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                   (4,845,187)     725,507       (45,409)       16,720     (4,835,972)      321,444
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations     (5,193,672)     838,979       (45,953)       38,876     (5,517,862)      453,789
                                          ---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          --         (296)           --            --         (7,807)         (147)
    Net realized gain on investments         (133,550)          --       (22,498)       (1,100)      (249,831)         (735)
                                          ---------------------------------------------------------------------------------
    Total distributions to shareholders      (133,550)        (296)      (22,498)       (1,100)      (257,638)         (882)
                                          ---------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold              14,285,243    9,409,019       143,110       100,010     31,553,872     5,428,435
    Proceeds from reinvestment of
      dividends and distributions             133,550          296        22,498         1,100        257,638           881
    Payments for shares redeemed             (850,481)    (940,543)      (28,161)           --     (2,576,682)     (166,509)
                                          ---------------------------------------------------------------------------------
    Net increase from Trust share
      transactions                         13,568,312    8,468,772       137,447       101,110     29,234,828     5,262,807
                                          ---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                  8,241,090    9,307,455        68,996       138,886     23,459,328     5,715,714
NET ASSETS:
    Beginning of year                       9,307,455           --       138,886            --      5,819,215       103,501
                                          ---------------------------------------------------------------------------------
    End of year                           $17,548,545   $9,307,455    $  207,882    $  138,886    $29,278,543   $ 5,819,215
                                          ---------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income at end of year    $        --   $       --    $       --    $       --    $    16,664   $       928
                                          ---------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                    1,003,724      746,797         9,764        10,001      2,071,720       406,827
    Issued on reinvestment of dividends
      and distributions                        10,202           26         1,812            99         17,917            76
    Redeemed                                  (61,267)     (76,119)       (2,347)           --       (168,502)      (13,828)
                                          ---------------------------------------------------------------------------------
    Net increase in shares outstanding        952,659      670,704         9,229        10,100      1,921,135       393,075
                                          ---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Assets

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Assets ("Focus"), Neuberger&Berman Genesis Assets ("Genesis"), Neuberger&Berman Guardian Assets ("Guardian"), Neuberger&Berman Manhattan Assets ("Manhattan"), and Neuberger&Berman Partners Assets ("Partners") (collectively, the "Funds") are separate operating series of Neuberger&Berman Equity Assets (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated October 18, 1993. The Trust had no operations until April 2, 1997, for Genesis; September 4, 1996, for Focus, Guardian, and Manhattan; and August 19, 1996, for Partners, other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and registration of its shares under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (0.04%, 1.34%, 0.30%, 0.04%, and 0.81%, for Focus, Genesis,
   Guardian, Manhattan, and Partners, respectively, at August 31, 1998). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($19,527 expiring in 2006 for Guardian, determined as of August 31, 1998), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. For the year ended August 31, 1998, Focus and Partners hereby designate an additional $69 and $710, respectively, as capital gain distributions for purposes of the dividend paid deduction.
5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by each Fund on a straight-line basis over a five-year period. At August 31, 1998, the unamortized balance of such expenses amounted to $35,190, $43,620, $35,190, $35,104, and $34,177, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively. The accrued organization costs for Focus and Manhattan are payable to Neuberger&Berman Management Incorporated ("N&B Management"), the administrator of each Fund.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains N&B Management as its administrator under an Administration Agreement ("Agreement") dated as of February 13, 1996, as amended on

August 2, 1996. Pursuant to this Agreement each Fund pays N&B Management an administration fee at the annual rate of 0.40% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   N&B Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan provides that, as compensation for administrative and other services provided to the Funds, N&B Management's activities and expenses related to the sale and distribution of Fund shares, and ongoing services provided to investors in the Funds, N&B Management receives from each Fund a fee at the annual rate of 0.25% of that Fund's average daily net assets. N&B Management pays this amount to institutions that distribute Fund shares and provide services to the Funds and their shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each Fund during any year may be more or less than the cost of distribution and other services provided to that Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.
   N&B Management has voluntarily undertaken until December 31, 1998, to reimburse each Fund for its operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to N&B Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets. For the year ended August 31, 1998, such excess expenses amounted to $82,521, $72,484, $21,582, $85,971, and $10,825, for Focus,
Genesis, Guardian, Manhattan, and Partners, respectively.
   Since inception of Focus and Manhattan, N&B Management has voluntarily undertaken to pay certain expenses of each Fund as an advance. These expenses will be repaid by the Funds to N&B Management in the future, and are included under the caption Payable for Fund expenses in the Statements of Assets and Liabilities.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger&Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Fund also has a distribution agreement with N&B Management. N&B Management receives no commissions for sales or redemptions of shares of beneficial interest of each Fund, but receives fees under the Plan, as described above.

   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $0.13 and $0.08, $9.19 and $2.96, $1.45 and $2.33, $0.56 and $0.20, $2.20 and
$1.36, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1998, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                  ADDITIONS       REDUCTIONS
-----------------------------------------------------------------------------
FOCUS                                            $    597,996     $  112,836
GENESIS                                            31,646,272      1,733,099
GUARDIAN                                           14,010,135        742,559
MANHATTAN                                             148,557         20,479
PARTNERS                                           29,990,378      1,376,232

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Assets
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                        Period
                                                         from
                                                        September
                                                          4,
                                             Year       1996(1)
                                             Ended      to
                                            August      August
                                              31,         31,
                                             1998        1997
                                            -------------------
Net Asset Value, Beginning of Year          $14.34      $10.00
                                            -------------------
Income From Investment Operations
    Net Investment Loss                       (.03)       (.05)
    Net Gains or Losses on Securities
     (both realized and unrealized)          (2.42)       4.39
                                            -------------------
      Total From Investment Operations       (2.45)       4.34
                                            -------------------
Less Distributions
    Distributions (from net capital
     gains)                                   (.58)         --
                                            -------------------
Net Asset Value, End of Year                $11.31      $14.34
                                            -------------------
Total Return(2)                             -17.73%     +43.40%(3)
                                            -------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     thousands)                             $475.7      $143.4
                                            -------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                            1.50%       1.50%(5)
                                            -------------------
    Ratio of Net Expenses to Average Net
     Assets(6)                                1.50%       1.50%(5)
                                            -------------------
    Ratio of Net Investment Loss to
     Average Net Assets                       (.36%)      (.43%)(5)
                                            -------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Assets
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                           Period
                                                            from
                                                            April
                                                             2,
                                                           1997(1)
                                                             to
                                            Year Ended     August
                                            August 31,       31,
                                               1998         1997
                                            ----------------------
Net Asset Value, Beginning of Year          $    13.21     $10.00
                                            ----------------------
Income From Investment Operations
    Net Investment Income (Loss)                   .02       (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)              (2.52)      3.22
                                            ----------------------
      Total From Investment Operations           (2.50)      3.21
                                            ----------------------
Less Distributions
    Distributions (from net capital
     gains)                                       (.04)        --
                                            ----------------------
Net Asset Value, End of Year                $    10.67     $13.21
                                            ----------------------
Total Return(2)                                 -18.99%    +32.10%(3)
                                            ----------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     thousands)                             $ 24,465.9     $730.2
                                            ----------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                                1.50%      1.50%(5)
                                            ----------------------
    Ratio of Net Expenses to Average Net
     Assets(6)                                    1.50%      1.50%(5)
                                            ----------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets                  .60%      (.36%)(5)
                                            ----------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Assets
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                            Period
                                                             from
                                                           September
                                                              4,
                                                            1996(1)
                                                              to
                                            Year Ended      August
                                            August 31,        31,
                                               1998          1997
                                            ------------------------
Net Asset Value, Beginning of Year          $    13.88     $  10.00
                                            ------------------------
Income From Investment Operations
    Net Investment Income (Loss)                  (.02)         .01
    Net Gains or Losses on Securities
     (both realized and unrealized)              (2.92)        3.88
                                            ------------------------
      Total From Investment Operations           (2.94)        3.89
                                            ------------------------
Less Distributions
    Dividends (from net investment
     income)                                        --         (.01)
    Distributions (from net capital
     gains)                                       (.13)          --
                                            ------------------------
      Total Distributions                         (.13)        (.01)
                                            ------------------------
Net Asset Value, End of Year                $    10.81     $  13.88
                                            ------------------------
Total Return(2)                                 -21.34%      +38.92%(3)
                                            ------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     thousands)                             $ 17,548.5     $9,307.5
                                            ------------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                                1.50%        1.50%(5)
                                            ------------------------
    Ratio of Net Expenses to Average Net
     Assets(6)                                    1.50%        1.50%(5)
                                            ------------------------
    Ratio of Net Investment Loss to
     Average Net Assets                           (.16%)       (.12%)(5)
                                            ------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Assets
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                        Period
                                                         from
                                                        September
                                                          4,
                                             Year       1996(1)
                                             Ended      to
                                            August      August
                                              31,         31,
                                             1998        1997
                                            -------------------
Net Asset Value, Beginning of Year          $13.75      $10.00
                                            -------------------
Income From Investment Operations
    Net Investment Loss                       (.11)       (.08)
    Net Gains or Losses on Securities
     (both realized and unrealized)          (1.22)       3.94
                                            -------------------
      Total From Investment Operations       (1.33)       3.86
                                            -------------------
Less Distributions
    Distributions (from net capital
     gains)                                  (1.66)       (.11)
                                            -------------------
Net Asset Value, End of Year                $10.76      $13.75
                                            -------------------
Total Return(2)                             -11.29%     +38.86%(3)
                                            -------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     thousands)                             $207.9      $138.9
                                            -------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                            1.50%       1.50%(5)
                                            -------------------
    Ratio of Net Expenses to Average Net
     Assets(6)                                1.50%       1.50%(5)
                                            -------------------
    Ratio of Net Investment Loss to
     Average Net Assets                       (.98%)      (.70%)(5)
                                            -------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Assets
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                         Period
                                                                          from
                                                                         August
                                                                           19,
                                                                         1996(1)
                                                                           to
                                                                         August
                                             Year Ended August 31,         31,
                                               1998          1997         1996
                                            ------------------------------------
Net Asset Value, Beginning of Year          $   14.42      $    9.91     $10.00
                                            ------------------------------------
Income From Investment Operations
    Net Investment Income                         .01            .01         --
    Net Gains or Losses on Securities
     (both realized and unrealized)             (1.51)          4.56       (.09)
                                            ------------------------------------
      Total From Investment Operations          (1.50)          4.57       (.09)
                                            ------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.01)          (.01)        --
    Distributions (from net capital
     gains)                                      (.32)          (.05)        --
                                            ------------------------------------
      Total Distributions                        (.33)          (.06)        --
                                            ------------------------------------
Net Asset Value, End of Year                $   12.59      $   14.42     $ 9.91
                                            ------------------------------------
Total Return(2)                                -10.69%        +46.26%     -0.90%(3)
                                            ------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     thousands)                             $29,278.5      $ 5,819.2     $103.5
                                            ------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                               1.50%          1.50%      1.50%(5)
                                            ------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(6)                                   1.50%          1.50%      1.50%(5)
                                            ------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                           .12%           .08%      2.38%(5)
                                            ------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Assets
1) The date investment operations commenced.
2) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if N&B Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
3) Not annualized.
4) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
5) Annualized.
6) After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements. Had N&B Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                             Period
                                                              from
                                                             September
                                                  Year       4, 1996
                                                  Ended        to
                                                 August      August
                                                   31,         31,
FOCUS                                             1998        1997
--------------------------------------------------------------------
Net Expenses                                     28.01%      76.74%

                                                            Period
                                                             from
                                                            September
                                                  Year      4, 1996
                                                 Ended        to
                                                 August     August
                                                  31,        31,
GUARDIAN                                          1998       1997
------------------------------------------------------------------
Net Expenses                                     1.63%      5.65%

                                                             Period
                                                              from
                                                             September
                                                  Year       4, 1996
                                                  Ended        to
                                                 August      August
                                                   31,         31,
MANHATTAN                                         1998        1997
--------------------------------------------------------------------
Net Expenses                                     42.53%      77.83%

                                                                       Period from
                                                                       August 19,
                                                                          1996
                                                    Year Ended          to August
                                                    August 31,             31,
PARTNERS                                          1998       1997         1996
----------------------------------------------------------------------------------
Net Expenses                                      1.56%      8.74%     11,685.89%

   After reimbursement of expenses by N&B Management as described in Note B of Notes to Financial Statements and/or the waiver of a portion of the management fee by the investment manager as described in Note B of Notes to Financial Statements of Neuberger&Berman Genesis Portfolio. Had N&B Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                            Period
                                                             from
                                                             April
                                                  Year      2, 1997
                                                 Ended        to
                                                 August     August
                                                  31,         31,
GENESIS                                           1998       1997
-------------------------------------------------------------------
Net Expenses                                     2.40%      25.91%

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Assets and
Shareholders of Neuberger&Berman Manhattan Assets

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Assets (the "Assets") at August 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from September 4, 1996 (commencement of operations) through August 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Assets' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 9, 1998

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger&Berman Equity Assets and
Shareholders of:
Neuberger&Berman Focus Assets
Neuberger&Berman Genesis Assets
Neuberger&Berman Guardian Assets and
Neuberger&Berman Partners Assets

   We have audited the accompanying statements of assets and liabilities of the Neuberger&Berman Focus Assets, Neuberger&Berman Genesis Assets, Neuberger& Berman Guardian Assets, and Neuberger&Berman Partners Assets, four of the series constituting the Neuberger&Berman Equity Assets (the "Trust"), as of August 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of the Neuberger&Berman Equity Assets at August 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 5, 1998

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Compaq Computer                                 6.5%
 2.  Capital One Financial                           6.1%
 3.  Chase Manhattan                                 5.6%
 4.  General Motors                                  5.4%
 5.  Countrywide Credit Industries                   5.2%
 6.  CITICORP                                        5.0%
 7.  Wellpoint Health Networks                       5.0%
 8.  Travelers Group                                 4.9%
 9.  Merrill Lynch                                   3.7%
10.  Morgan Stanley Dean Witter                      3.6%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (97.2%)
AUTOMOTIVE (7.6%)
   598,000  Cabot Corp.                     $    13,007
 1,240,500  General Motors                       71,639
   451,000  LucasVarity PLC ADR                  15,841
                                            ------------
                                                100,487
                                            ------------
FINANCIAL SERVICES (48.3%)
   948,694  ADVANTA Corp. Class A                10,732 (3)
   910,000  ADVANTA Corp. Class B                 9,327 (3)
   442,500  Banc One                             16,815
 1,260,000  BankBoston Corp.                     44,966
   922,500  Capital One Financial                80,719
 1,380,000  Chase Manhattan                      73,140
   608,000  CITICORP                             65,740
 1,844,500  Countrywide Credit Industries        69,053
   510,000  Hartford Financial Services
             Group                               22,823
   740,000  Merrill Lynch                        48,840
   824,000  Morgan Stanley Dean Witter           47,844

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   650,000  Nationwide Financial Services    $   29,047
   512,000  PartnerRe Ltd.                       20,608
 1,468,500  Travelers Group                      65,165
   960,000  Travelers Property Casualty          31,620
                                            ------------
                                                636,439
                                            ------------
HEALTH CARE (8.2%)
 1,857,900  Foundation Health Systems            20,785 (2)
 1,360,000  Sierra Health Services               21,760 (2)
 1,230,000  Wellpoint Health Networks            65,651 (2)
                                            ------------
                                                108,196
                                            ------------
RETAIL (11.4%)
 1,110,000  Barnes & Noble                       30,039 (2)
 2,850,000  Cendant Corp.                        32,953
   811,000  CompUSA Inc.                          9,631 (2)
 1,916,000  Furniture Brands International       42,871 (2)
   600,000  Neiman-Marcus Group                  14,587
   481,000  Payless ShoeSource                   19,781 (2)
                                            ------------
                                                149,862
                                            ------------
TECHNOLOGY (19.7%)
   903,000  3Com Corp.                           21,390 (2)
   765,000  Applied Materials                    18,790 (2)
 3,053,000  Compaq Computer                      85,293
   935,000  KLA-Tencor                           19,869 (2)
 2,500,000  Maxtor Corp.                         17,031 (2)
   420,000  Novellus Systems                     11,183 (2)
   940,000  Photronics, Inc.                     11,280 (2)
 1,430,000  Rational Software                    15,909 (2)
   763,000  Teradyne, Inc.                       13,257 (2)
   575,000  Texas Instruments                    27,420
   442,000  WorldCom, Inc.                       18,094 (2)
                                            ------------
                                                259,516
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
TRANSPORTATION (2.0%)
   650,000  Continental Airlines Class B    $    26,813 (2)
                                            ------------
            TOTAL COMMON STOCKS (COST
             $1,057,172)                      1,281,313
                                            ------------

Principal
  Amount
----------
SHORT-TERM INVESTMENTS (3.0%)
$18,290,000 General Electric Capital
             Corp., 5.50%, due 9/1/98            18,290(4)
20,989,077  N&B Securities Lending Quality
             Fund, LLC                           20,989(4)
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $39,279)                      39,279
                                            ------------
            TOTAL INVESTMENTS (100.2%)
             (COST $1,096,451)                1,320,592(5)
            Liabilities, less cash,
             receivables and other assets
             [(0.2%)]                            (3,114)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,317,478
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  AptarGroup Inc.                                 2.5%
 2.  Alliant Techsystems                             2.3%
 3.  AAR Corp.                                       2.1%
 4.  Montana Power                                   1.8%
 5.  Allied Group                                    1.8%
 6.  Trigon Healthcare                               1.7%
 7.  Bank United                                     1.7%
 8.  Cordant Technologies                            1.7%
 9.  Newport News Shipbuilding                       1.7%
10.  Dallas Semiconductor                            1.6%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (92.7%)
AEROSPACE (6.7%)
 1,748,650  AAR Corp.                       $    38,689 (3)
 1,194,100  Aviall Inc.                          15,225 (2)(3)
   878,700  Cordant Technologies                 31,304
   468,300  DONCASTERS PLC ADR                    9,132 (2)(3)
   299,850  Ducommun Inc.                         5,154
   310,200  Hexcel Corp.                          3,005
   425,000  Ladish Co.                            3,984 (2)
   344,200  Moog, Inc. Class A                    9,723
   257,300  Orbital Sciences                      4,824 (2)
                                            ------------
                                                121,040
                                            ------------
AUTOMOTIVE (0.5%)
   500,000  Donaldson Co.                         8,875
                                            ------------
BANKING & FINANCIAL (9.7%)
   941,900  Bank United                          31,318
   393,800  Colonial BancGroup                    4,578
   126,856  Commerce Bancorp                      4,456
   321,100  Commercial Federal                    7,064
   625,600  Community First Bankshares           10,635
   333,100  Cullen/Frost Bankers                 14,240

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   211,600  Dime Community Bancshares        $    3,240(2)
   732,600  FirstFed Financial                   10,806
   410,000  Golden State Bancorp                  6,509
   195,100  Long Island Bancorp                   7,316
   285,400  Ocean Financial                       3,960
 1,052,600  Peoples Heritage Financial
             Group                               16,513
   177,475  Queens County Bancorp                 6,300
   227,600  Reliance Bancorp                      5,932
   687,675  Sterling Bancshares                   8,209
   339,250  Texas Regional Bancshares             7,379
 1,321,600  Webster Financial                    27,258
                                            ------------
                                                175,713
                                            ------------
BASIC MATERIALS (1.8%)
   180,900  Lone Star Industries                 10,877 (2)
   215,160  Southdown Inc.                        9,091
   361,600  Texas Industries                     13,085
                                            ------------
                                                 33,053
                                            ------------
BUILDING, CONSTRUCTION & FURNISHINGS (0.9%)
   925,600  Apogee Enterprises                    9,372
   146,000  Lincoln Electric Holdings             2,555
   174,200  Simpson Manufacturing                 5,073 (2)
                                            ------------
                                                 17,000
                                            ------------
CHEMICALS (0.6%)
    97,000  H.B. Fuller                           4,607
   382,500  Lawter International                  2,917
   201,000  Lilly Industries                      3,744
                                            ------------
                                                 11,268
                                            ------------
CONSUMER CYCLICALS (0.5%)
   466,600  Coachmen Industries                   8,720
                                            ------------
CONSUMER PRODUCTS & SERVICES (4.2%)
   372,191  Block Drug                           12,655
   138,800  Bush Boake Allen                      4,164 (2)
   125,500  Church & Dwight                       3,396

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   477,400  First Brands                     $    9,518
   134,100  Libbey Inc.                           4,099
   192,400  Omega Protein                         1,972(2)
 1,020,800  Richfood Holdings                    20,990
    41,600  Ruddick Corp.                           629
   627,600  Stewart Enterprises                  12,317
   427,200  The First Years                       5,393
                                            ------------
                                                 75,133
                                            ------------
DEFENSE (4.5%)
   648,500  Alliant Techsystems                  42,558 (2)(3)
 1,292,200  Newport News Shipbuilding            30,367
   235,000  Primex Technologies                   8,636
                                            ------------
                                                 81,561
                                            ------------
DIAGNOSTIC EQUIPMENT (1.2%)
 1,003,100  ADAC Laboratories                    22,507 (2)(3)
                                            ------------
ELECTRONICS (2.1%)
 1,095,600  Dallas Semiconductor                 29,650
   400,900  SCI Systems                           9,195 (2)
                                            ------------
                                                 38,845
                                            ------------
ENERGY (1.4%)
   209,500  Apache Corp.                          4,792
   420,000  Cabot Oil & Gas                       5,355
   701,900  Coho Energy                           3,159 (2)
   263,600  Cross Timbers Oil                     3,311
   661,990  Swift Energy                          5,834 (2)
   840,800  Unit Corp.                            3,468
                                            ------------
                                                 25,919
                                            ------------
HEALTH CARE (9.6%)
   611,000  Acuson Corp.                          8,936 (2)
   146,800  Arrow International                   3,982
   747,500  Ballard Medical Products             13,876
   227,900  CompDent Corp.                        3,390 (2)
   512,900  CONMED Corp.                         10,418 (2)
   225,000  DENTSPLY International                4,802
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   370,400  DePuy, Inc.                      $   12,733
 1,121,900  Haemonetics Corp.                    17,600(2)
   315,000  John Alden Financial                  7,068
   443,550  Patterson Dental                     13,223(2)
   218,900  Physio-Control International          5,609(2)
   199,450  Sierra Health Services                3,191(2)
   152,700  Sofamor Danek Group                  12,741(2)
   453,700  STAAR Surgical                        3,403(2)
 1,144,800  Trigon Healthcare                    31,625(2)
   557,600  Universal Health Services
             Class B                             21,607
                                            ------------
                                                174,204
                                            ------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (5.7%)
   115,000  Alamo Group                           1,969
   844,700  BMC Industries                        3,379
   436,100  Brady Corp.                           7,305
   262,400  Dionex Corp.                          5,658 (2)
 1,515,600  Hussmann International               19,892
   284,700  IDEX Corp.                            5,979
   669,300  Kaydon Corp.                         18,113
   242,000  NN Ball & Roller                      2,450
   281,800  Pameco Corp.                          4,790 (2)(3)
   212,000  Pentair, Inc.                         5,909
   183,100  Roper Industries                      3,113
   641,900  SOS Staffing Services                 8,465 (2)(3)
   872,400  Wallace Computer Services            14,122
   180,750  Woodhead Industries                   1,853
                                            ------------
                                                102,997
                                            ------------
INSURANCE (3.6%)
   703,250  Allied Group                         33,009
   462,600  Annuity and Life Re                   8,443 (2)
   582,400  FBL Financial Group                  12,849
    81,000  Orion Capital                         3,017

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   229,000  Penn-America Group               $    2,490
   152,800  Trenwick Group                        5,272
                                            ------------
                                                 65,080
                                            ------------
LODGING (0.3%)
   579,500  Prime Hospitality                     4,817
                                            ------------
MACHINERY & EQUIPMENT (0.9%)
   178,800  Allied Products                       1,632
    27,900  Gardner Denver Machinery                528 (2)
 1,039,400  Stewart & Stevenson Services         13,577
                                            ------------
                                                 15,737
                                            ------------
MEDIA & ENTERTAINMENT (0.2%)
   185,000  Championship Auto Racing Teams        3,654 (2)
                                            ------------
METALS (0.0%)
    11,000  Cleveland-Cliffs                        401
                                            ------------
OFFICE EQUIPMENT (1.6%)
   487,500  United Stationers                    28,884
                                            ------------
OIL SERVICES (4.7%)
   310,700  Cal Dive International                4,000 (2)
   193,800  Cliffs Drilling                       2,750 (2)
   313,800  Dawson Production Services            4,903 (2)
   468,500  Friede Goldman International          4,890 (2)
   630,400  Global Industries                     5,910 (2)
   430,000  IRI International                     2,150 (2)
   569,500  Nabors Industries                     6,727 (2)
 1,384,490  National-Oilwell                     10,730 (2)
   565,700  Oceaneering International             5,268 (2)
   742,500  Offshore Logistics                    6,682 (2)
 1,598,400  Pride International                  12,687 (2)
   310,300  R&B Falcon                            2,793 (2)
   462,400  Smith International                   8,150 (2)
   213,500  Tuboscope Inc.                        1,962 (2)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   393,200  UTI Energy                       $    2,580(2)
   344,800  Willbros Group                        3,534(2)
                                            ------------
                                                 85,716
                                            ------------
PACKING & CONTAINERS (2.5%)
 1,570,400  AptarGroup Inc.                      44,560
                                            ------------
PUBLISHING & BROADCASTING (0.6%)
   134,466  Pulitzer Publishing                  10,228
                                            ------------
REAL ESTATE/REITS (4.8%)
   865,800  CCA Prison Realty Trust              17,749
    26,800  Crescent Operating                      216 (2)
   713,200  Crescent Real Estate Equities        16,404
   335,000  ElderTrust                            4,020
   495,000  Health Care Property Investors       15,500
   415,000  Nationwide Health Properties          8,482
   162,800  OMEGA Healthcare Investors            4,660
   798,100  Prime Retail                          7,482
   415,300  SL Green Realty                       7,994
   540,000  Sunstone Hotel Investors              4,590
                                            ------------
                                                 87,097
                                            ------------
RESTAURANTS (1.1%)
 1,202,150  Brinker International                20,587 (2)
                                            ------------
RETAILING (1.0%)
   418,375  99 Cents Only Stores                 14,696 (2)
   178,500  Schultz Sav-O Stores                  2,811
                                            ------------
                                                 17,507
                                            ------------
TECHNOLOGY (4.9%)
   422,800  Analysts International                8,932
 1,069,800  Auspex Systems                        2,140 (2)
   194,900  Black Box                             4,458 (2)
   527,600  CACI International                    8,112 (2)
   750,600  Data General                          5,629 (2)
   420,000  Eltron International                 11,550 (2)(3)

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
 2,606,300  Inprise Corp.                    $   13,846(2)(3)
   868,600  Methode Electronics Class A          10,423
 1,027,400  Reynolds & Reynolds                  12,971
   328,400  Zebra Technologies                   10,201(2)
                                            ------------
                                                 88,262
                                            ------------
TEXTILES & APPAREL (0.2%)
   224,300  St. John Knits                        4,276
                                            ------------
TRANSPORTATION, SHIPPING & FREIGHT (0.2%)
    78,375  Air Express International             1,342
   213,600  Maritrans Inc.                        1,642
                                            ------------
                                                  2,984
                                            ------------
UTILITIES, ELECTRIC & GAS (16.7%)
 1,262,500  AGL Resources                        23,119
   183,200  Aquila Gas Pipeline                   1,317
   294,000  Atmos Energy                          8,342
   282,500  Central Hudson Gas & Electric        12,059
   425,100  Connecticut Energy                   11,239
   124,300  Eastern Enterprises                   4,918
   591,900  Eastern Utilities Associates         14,686
    86,200  Illinova Corp.                        2,225
   249,000  Interstate Energy                     7,501
   855,800  Montana Power                        33,376
   341,200  National Fuel Gas                    14,032
   618,200  Nevada Power                         15,339
   298,800  NICOR Inc.                           11,597
   290,000  Northwest Natural Gas                 7,069
   450,900  NUI Corp.                             9,441
   393,000  ONEOK, Inc.                          11,815
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   200,000  Orange & Rockland Utilities      $   10,750
   266,500  Otter Tail Power                      9,361
   529,900  Public Service Co. of New
             Mexico                              10,598
   475,100  Rochester Gas & Electric             13,867
   350,500  Sempra Energy                         8,916(2)
   401,100  Sierra Pacific Resources             14,665
   390,000  UtiliCorp United                     13,431
   507,400  Washington Gas Light                 12,051
   603,600  Washington Water Power               10,223
   304,600  WICOR, Inc.                           6,511
   140,000  WPS Resources                         4,716
                                            ------------
                                                303,164
                                            ------------
            TOTAL COMMON STOCKS (COST
             $1,951,986)                      1,679,789
                                            ------------
WARRANTS (0.1%)
   355,000  Golden State Bancorp (COST
             $2,161)                              1,597 (2)
                                            ------------

Principal
  Amount
----------
U.S. TREASURY SECURITIES (2.6%)
$$46,960,000 U.S. Treasury Bills, 5.49%,
             due 9/15/98 (COST $46,860)          46,860
                                            ------------

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
SHORT-TERM INVESTMENTS (6.9%)
$81,900,000 General Electric Capital
             Corp., 5.52% - 5.53%, due
             9/1/98 - 9/2/98                 $   81,900(4)
44,199,387  N&B Securities Lending Quality
             Fund, LLC                           44,199(4)
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $126,099)                    126,099
                                            ------------
            TOTAL INVESTMENTS (102.3%)
             (COST $2,127,106)                1,854,345(5)
            Liabilities, less cash,
             receivables and other assets
             [(2.3%)]                           (41,990)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,812,355
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  General Motors                                  5.4%
 2.  Capital One Financial                           4.7%
 3.  Countrywide Credit Industries                   4.3%
 4.  Compaq Computer                                 4.2%
 5.  Chase Manhattan                                 4.1%
 6.  CITICORP                                        3.7%
 7.  Aetna Inc.                                      3.6%
 8.  Wellpoint Health Networks                       3.4%
 9.  Morgan Stanley Dean Witter                      3.0%
10.  Texas Instruments                               2.9%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (97.3%)
AGRICULTURE (1.0%)
  1,217,300  Potash Corp. of Saskatchewan    $    61,017
                                             ------------
AUTOMOTIVE (14.7%)
  3,841,000  Cabot Corp.                          83,542 (3)
  4,863,900  Coltec Industries                    69,918 (2)(3)
  5,400,000  General Motors                      311,850
  1,868,000  Lear Corp.                           75,771 (2)
  3,961,086  LucasVarity PLC ADR                 139,133
  2,122,900  Magna International Class A         127,241
  2,942,081  Mark IV Industries                   41,741 (3)
                                             ------------
                                                 849,196
                                             ------------
BANKING (10.3%)
  4,105,000  BankBoston Corp.                    146,497
  4,425,000  Chase Manhattan                     234,525
  1,990,500  CITICORP                            215,223
                                             ------------
                                                 596,245
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CONSUMER GOODS & SERVICES (3.4%)
 10,347,228  Cendant Corp.                   $   119,640
  1,995,000  Kimberly-Clark                       76,059
                                             ------------
                                                 195,699
                                             ------------
ENERGY (2.4%)
  1,092,000  Cooper Cameron                       23,205 (2)
  1,778,000  EVI Weatherford                      27,115 (2)
  2,283,000  Lyondell Chemical                    49,227
  2,241,000  Santa Fe International               30,253 (6)
    531,500  Smith International                   9,368 (2)
                                             ------------
                                                 139,168
                                             ------------
FINANCIAL SERVICES (19.4%)
  3,087,900  Capital One Financial               270,191
  4,465,000  Conseco, Inc.                       123,345
  6,590,000  Countrywide Credit Industries       246,713 (3)
  3,067,100  IndyMac Mortgage Holdings            60,192
  2,375,000  Merrill Lynch                       156,750
  3,004,500  Morgan Stanley Dean Witter          174,449
  2,010,000  Travelers Group                      89,194 (6)
                                             ------------
                                               1,120,834
                                             ------------
HEALTH CARE (11.1%)
  3,442,500  Aetna Inc.                          207,195
  9,939,900  Foundation Health Systems           111,203 (2)(3)
  1,988,564  PacifiCare Health Systems
              Class B                            125,279 (2)(3)
  3,674,996  Wellpoint Health Networks           196,153 (2)(3)
                                             ------------
                                                 639,830
                                             ------------
HEAVY INDUSTRY (0.7%)
  2,176,200  UCAR International                   39,444 (2)
                                             ------------
INDUSTRIAL GOODS & SERVICES (8.6%)
  1,970,200  American Standard                    77,084 (2)
  2,327,200  Crown Cork & Seal                    76,216

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  2,472,000  Millennium Chemicals             $   53,457
  1,743,000  Praxair, Inc.                        62,530
  3,835,000  Republic Services                    61,840(2)
  1,253,700  USG Corp.                            53,909
  2,586,500  Waste Management                    114,129(2)
                                             ------------
                                                 499,165
                                             ------------
INSURANCE (2.1%)
  2,712,000  Hartford Financial Services
              Group                              121,362
                                             ------------
RESTAURANTS (1.8%)
  1,875,000  McDonald's Corp.                    105,117 (6)
                                             ------------
RETAIL (2.5%)
  3,055,600  Barnes & Noble                       82,692 (2)
  1,423,500  Sears, Roebuck                       64,680
                                             ------------
                                                 147,372
                                             ------------
TECHNOLOGY (12.6%)
  3,860,000  Applied Materials                    94,811 (2)
  8,802,500  Compaq Computer                     245,920
  1,120,000  Hewlett-Packard                      54,390
     60,000  Intel Corp.                           4,271
  1,542,900  KLA-Tencor                           32,787 (2)
  1,444,000  Sun Microsystems                     57,219 (2)
  3,946,100  Teradyne, Inc.                       68,563 (2)
  3,566,000  Texas Instruments                   170,054
                                             ------------
                                                 728,015
                                             ------------
TELECOMMUNICATIONS (1.1%)
  1,598,000  WorldCom, Inc.                       65,418 (2)
                                             ------------
TRANSPORTATION (5.6%)
  1,812,600  Continental Airlines Class B         74,770 (2)
    957,770  Delta Air Lines                      97,693
  2,260,900  Northwest Airlines                   62,881 (2)
  1,556,000  US Airways Group                     90,637 (2)
                                             ------------
                                                 325,981
                                             ------------
             TOTAL COMMON STOCKS (COST
              $5,462,761)                      5,633,863
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
PREFERRED STOCKS (0.1%)
     52,430  Aetna Inc., Ser. C, Cv., 6.25%
              (COST $3,424)                   $    3,254
                                             ------------
 Principal
  Amount
-----------
SHORT-TERM INVESTMENTS (5.0%)
$256,260,000 General Electric Capital
              Corp., 5.50% - 5.53%, due
              9/1/98 - 9/16/98                   256,260(4)
 32,636,664  N&B Securities Lending Quality
              Fund, LLC                           32,637(4)
                                             ------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $288,897)                    288,897
                                             ------------
             TOTAL INVESTMENTS (102.4%)
              (COST $5,755,082)                5,926,014(5)
             Liabilities, less cash,
              receivables and other assets
              [(2.4%)]                          (138,209)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $5,787,805
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Staples, Inc.                                   2.8%
 2.  TJX Cos.                                        2.5%
 3.  Citrix Systems                                  2.3%
 4.  J.D. Edwards                                    2.2%
 5.  CKE Restaurants                                 2.0%
 6.  Elan Corp. ADR                                  2.0%
 7.  Suiza Foods                                     1.9%
 8.  CBT Group ADR                                   1.8%
 9.  Chancellor Media                                1.8%
10.  Network Associates                              1.7%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.2%)
CAPITAL GOODS (6.6%)
   178,500  Eastern Environmental Services  $     4,596  (2)
   314,600  Herman Miller                         6,449
   355,800  HON INDUSTRIES                        7,650
   506,700  Republic Services                     8,171  (2)
   254,700  Sanmina Corp.                         7,864  (2)
                                            -------------
                                                 34,730
                                            -------------
COMMUNICATIONS (4.9%)
   172,600  American Tower                        2,718  (2)
   216,600  ICG Communications                    3,885  (2)
   141,300  Intermedia Communications             3,515  (2)
    91,500  NEXTLINK Communications               1,899  (2)
   259,400  RSL Communications                    5,934  (2)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   359,600  Saville Systems ADR               $   5,888(2)
   297,600  SmarTalk TeleServices                 1,879(2)
                                            -------------
                                                 25,718
                                            -------------
CONSUMER CYCLICALS (22.0%)
   146,100  Abercrombie & Fitch                   6,282  (2)
   363,900  AccuStaff Inc.                        4,549  (2)
   360,800  Avis Rent A Car                       5,660  (2)
   186,200  Costco Cos.                           8,763  (2)
   138,500  Furniture Brands International        3,099  (2)
   319,100  General Nutrition                     4,248  (2)
   273,100  Hayes Lemmerz International           8,125  (2)
   175,200  Lennar Corp.                          3,176
   378,100  Linens 'n Things                      8,838  (2)
   329,775  Outdoor Systems                       7,667  (2)
   166,500  Robert Half International             7,992  (2)
   230,900  StaffMark, Inc.                       4,127  (2)
   530,800  Staples, Inc.                        14,398  (2)
   337,500  Sylvan Learning Systems               7,214  (2)
   596,100  TJX Cos.                             13,301
   255,800  Tower Automotive                      4,684  (2)
   130,300  Travel Services International         2,834  (2)
                                            -------------
                                                114,957
                                            -------------
CONSUMER STAPLES (13.8%)
   139,300  American Italian Pasta                3,491  (2)
   455,600  Brinker International                 7,802  (2)
   335,500  Capstar Broadcasting                  5,683  (2)
    98,100  Cardinal Health                       8,584
   260,200  Chancellor Media                      9,286  (2)
   344,400  CKE Restaurants                      10,676
   127,800  Comcast Corp. Class A Special         4,776
    91,800  Estee Lauder                          5,405

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   209,400  Suiza Foods                       $  10,130(2)
   207,600  Valassis Communications               6,189(2)
                                            -------------
                                                 72,022
                                            -------------
ENERGY (0.3%)
   113,400  BJ Services                           1,432  (2)
                                            -------------
FINANCIAL SERVICES (11.4%)
   187,700  Ace, Ltd.                             5,443
   108,500  Bear Stearns                          4,008
    84,600  Equitable Cos.                        4,838
   113,400  EXEL Ltd.                             7,576
   199,800  Finova Group                          8,916
   294,900  GreenPoint Financial                  7,428
   105,100  Northern Trust                        5,859
   147,300  State Street                          7,669
   124,700  SunAmerica, Inc.                      7,724
                                            -------------
                                                 59,461
                                            -------------
HEALTH CARE (11.9%)
   313,200  Alternative Living Services           5,559  (2)
   176,200  Biogen, Inc.                          8,149  (2)
   173,800  Elan Corp. ADR                       10,211  (2)
   286,300  Omnicare, Inc.                        8,929
   196,200  Quintiles Transnational               7,014  (2)
   126,100  Rexall Sundown                        2,302  (2)
    70,400  Sofamor Danek Group                   5,874  (2)
   256,800  STERIS Corp.                          6,131  (2)
   175,400  Watson Pharmaceuticals                7,904  (2)
                                            -------------
                                                 62,073
                                            -------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
TECHNOLOGY (21.7%)
   226,500  Ascend Communications           $     7,927  (2)
   161,000  BMC Software                          6,812  (2)
   380,900  Cadence Design Systems                8,047  (2)
   257,100  Cambridge Technology Partners         8,356  (2)
   198,200  CBT Group ADR                         9,315  (2)
   208,350  Citrix Systems                       12,006  (2)
   193,800  Compuware Corp.                       8,806  (2)
   285,700  HBO & Co.                             6,071
   144,300  International Network Services        4,762  (2)
   289,400  J.D. Edwards                         11,721  (2)
   211,600  Network Appliance                     8,821  (2)
   279,600  Network Associates                    9,017  (2)
   304,300  Staff Leasing                         4,565  (2)
   229,000  Sterling Commerce                     7,557  (2)
                                            -------------
                                                113,783
                                            -------------
TRANSPORTATION (1.0%)
    93,400  US Airways Group                      5,440  (2)
                                            -------------
UTILITIES (1.6%)
   315,200  AES Corp.                             8,589  (2)
                                            -------------
            TOTAL COMMON STOCKS (COST
             $511,079)                          498,205
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  -------------
SHORT-TERM INVESTMENTS (16.5%)
$25,690,000 General Electric Capital
             Corp., 5.52%, due 9/1/98         $  25,690(4)
60,534,515  N&B Securities Lending Quality
             Fund, LLC                           60,535(4)
                                            -------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $86,225)                      86,225
                                            -------------
            TOTAL INVESTMENTS (111.7%)
             (COST $597,304)                    584,430(5)
            Liabilities, less cash,
             receivables and other assets
             [(11.7%)]                          (61,071)
                                            -------------
            TOTAL NET ASSETS (100.0%)         $ 523,359
                                            -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1998

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Unicom Corp.                                    2.6%
 2.  EXEL Ltd.                                       2.6%
 3.  Countrywide Credit Industries                   2.2%
 4.  First Chicago                                   2.2%
 5.  SLM Holding                                     2.1%
 6.  Aetna Inc.                                      2.1%
 7.  CIGNA Corp.                                     2.0%
 8.  Biogen, Inc.                                    2.0%
 9.  Anheuser-Busch                                  1.9%
10.  Edison International                            1.9%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (94.1%)
AIRLINES (2.1%)
  1,103,300  Continental Airlines Class B    $    45,511 (2)
    281,000  Delta Air Lines                      28,662
                                             ------------
                                                  74,173
                                             ------------
AUTOMOBILE MANUFACTURING (1.7%)
  1,079,000  General Motors                       62,312
                                             ------------
AUTO/TRUCK REPLACEMENT PARTS (2.1%)
  1,162,500  AutoZone, Inc.                       30,152 (2)
    954,600  Goodyear Tire & Rubber               46,776
                                             ------------
                                                  76,928
                                             ------------
BANKING & FINANCIAL (7.6%)
  1,276,000  Chase Manhattan                      67,628
    439,300  CITICORP                             47,499
  2,127,200  Countrywide Credit Industries        79,637
  1,245,000  First Chicago                        78,902
                                             ------------
                                                 273,666
                                             ------------
BUILDING, CONSTRUCTION & REFURNISHING (1.1%)
    936,000  USG Corp.                            40,248
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CHEMICALS (2.0%)
    601,100  duPont                          $    34,676
  1,671,000  Morton International                 37,180
                                             ------------
                                                  71,856
                                             ------------
COMMUNICATIONS (5.8%)
  1,185,000  Bell Atlantic                        52,288
    939,000  Motorola, Inc.                       40,436
  1,647,000  SBC Communications                   62,586
  1,314,000  WorldCom, Inc.                       53,792 (2)
                                             ------------
                                                 209,102
                                             ------------
CONSUMER GOODS & SERVICES (1.6%)
  4,800,000  Cendant Corp.                        55,500
                                             ------------
DIVERSIFIED (2.1%)
    772,500  Bowater Inc.                         29,210
    677,600  Minnesota Mining &
              Manufacturing                       46,416
                                             ------------
                                                  75,626
                                             ------------
ELECTRICAL & ELECTRONICS (1.5%)
  1,191,000  Raytheon Co. Class A                 53,372
                                             ------------
ELECTRONICS (1.4%)
  1,100,000  Raychem Corp.                        31,900
    973,000  Teradyne, Inc.                       16,906 (2)
                                             ------------
                                                  48,806
                                             ------------
ENERGY (1.8%)
  1,069,900  McDermott International              21,465
    970,400  Texas Utilities                      41,242
                                             ------------
                                                  62,707
                                             ------------
ENTERTAINMENT (1.1%)
  2,602,000  Mirage Resorts                       38,705 (2)
                                             ------------
FINANCIAL SERVICES (2.1%)
  2,124,400  SLM Holding                          76,213
                                             ------------
FOOD & TOBACCO (7.2%)
  1,497,000  Anheuser-Busch                       69,049
    703,400  ConAgra, Inc.                        17,409

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  1,333,500  Nabisco Holdings                 $   44,089
  1,500,000  Philip Morris                        62,344
  1,799,000  Tricon Global Restaurants            66,675(2)
                                             ------------
                                                 259,566
                                             ------------
GAS (1.9%)
  1,848,500  Praxair, Inc.                        66,315
                                             ------------
HEALTH CARE (6.7%)
    185,700  Alza Corp.                            6,685 (2)
  1,039,000  Baxter International                 55,327
  1,512,000  Biogen, Inc.                         69,930 (2)
  1,232,000  CIGNA Corp.                          71,687
    661,800  Wellpoint Health Networks            35,323 (2)
                                             ------------
                                                 238,952
                                             ------------
INDUSTRIAL GOODS & SERVICES (2.6%)
  1,558,000  Crown Cork & Seal                    51,024
  1,300,000  Owens-Illinois                       40,544 (2)
                                             ------------
                                                  91,568
                                             ------------
INSURANCE (13.0%)
  1,731,300  Ace, Ltd.                            50,208
  1,243,000  Aetna Inc.                           74,813
  1,822,000  Allstate Corp.                       68,325
    850,000  Aon Corp.                            53,178
  1,373,300  EXEL Ltd.                            91,753
  1,373,550  Orion Capital                        51,165
  1,174,000  St. Paul Cos.                        35,880
    875,400  Travelers Group                      38,846
                                             ------------
                                                 464,168
                                             ------------
OIL & GAS (5.9%)
  1,605,200  Cabot Corp.                          34,913
    655,000  Chevron Corp.                        48,511
    804,400  Cooper Cameron                       17,094 (2)
  1,156,600  Noble Affiliates                     26,746
    585,100  Smith International                  10,312 (2)
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    880,000  Transocean Offshore              $   21,615
  1,652,900  Unocal Corp.                         51,757
                                             ------------
                                                 210,948
                                             ------------
PAPER & FOREST PRODUCTS (1.9%)
    780,000  Kimberly-Clark                       29,738
  1,420,000  Mead Corp.                           38,872
                                             ------------
                                                  68,610
                                             ------------
PUBLISHING & BROADCASTING (0.7%)
    525,600  Knight Ridder                        25,032
                                             ------------
REAL ESTATE (3.6%)
  4,621,900  Host Marriott                        64,706
  1,607,700  Security Capital U.S. Realty
              ADR                                 15,755 (2)(7)
  1,319,000  Starwood Hotels & Resorts            48,144
                                             ------------
                                                 128,605
                                             ------------
RESTAURANTS (1.1%)
    715,000  McDonald's Corp.                     40,085
                                             ------------
RETAILING (1.4%)
  1,041,100  Harcourt General                     50,558
                                             ------------
RETAILING & APPAREL (2.6%)
    511,000  J.C. Penney                          25,326
  1,487,000  Sears, Roebuck                       67,566
                                             ------------
                                                  92,892
                                             ------------
STEEL (1.1%)
  2,801,000  AK Steel Holding                     38,864
                                             ------------
TECHNOLOGY (2.8%)
    433,000  Hewlett-Packard                      21,027
  2,550,000  Quantum Corp.                        29,166 (2)
  1,081,000  Texas Instruments                    51,550
                                             ------------
                                                 101,743
                                             ------------
UTILITIES (6.2%)
  2,426,000  Edison International                 68,989
  1,900,000  PG&E Corp.                           61,038
  2,597,900  Unicom Corp.                         92,550
                                             ------------
                                                 222,577
                                             ------------

                                                                 August 31, 1998
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
WASTE MANAGEMENT (1.4%)
  1,140,000  Waste Management                $    50,302
                                             ------------
             TOTAL COMMON STOCKS (COST
              $3,541,245)                      3,369,999
                                             ------------
WARRANTS (0.0%)
     44,356  Security Capital Group, Class
              B, Expire 9/18/98 (COST $0)              1 (2)
                                             ------------
 Principal
  Amount
-----------
SHORT-TERM INVESTMENTS (7.8%)
$96,030,000  Exxon Asset Management, 5.75%,
              due 9/1/98                          96,030(4)
145,390,000  General Electric Capital
              Corp., 5.50% - 5.53%, due
              9/1/98 - 9/2/98                    145,390(4)
 37,438,042  N&B Securities Lending Quality
              Fund, LLC                           37,438(4)
                                             ------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $278,858)                    278,858
                                             ------------
             TOTAL INVESTMENTS (101.9%)
              (COST $3,820,103)                3,648,858(5)
             Liabilities, less cash,
              receivables and other assets
              [(1.9%)]                           (67,521)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $3,581,337
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) Affiliated issuer (see Note E of Notes to Financial Statements).
4) At cost, which approximates market value.
5) At August 31, 1998, selected Portfolio information on a Federal income tax basis was as follows:

                                                                                                                NET
                                                                          GROSS              GROSS           UNREALIZED
                                                                       UNREALIZED         UNREALIZED        APPRECIATION
NEUBERGER&BERMAN                                      COST            APPRECIATION       DEPRECIATION      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                                  $ 1,098,677,000     $   367,818,000     $145,903,000      $ 221,915,000
GENESIS PORTFOLIO                                  2,127,106,000         106,756,000      379,517,000       (272,761,000)
GUARDIAN PORTFOLIO                                 5,765,755,000       1,156,419,000      996,160,000        160,259,000
MANHATTAN PORTFOLIO                                  597,304,000          77,735,000       90,609,000        (12,874,000)
PARTNERS PORTFOLIO                                 3,825,301,000         265,069,000      441,512,000       (176,443,000)

6) The following securities were held in escrow at August 31, 1998, to cover outstanding call options written:

                                                                                                                            MARKET
                                                                                          MARKET VALUE                      VALUE
                                                                  SECURITIES AND               OF          PREMIUM ON         OF
NEUBERGER&BERMAN                                  SHARES              OPTIONS              SECURITIES        OPTIONS       OPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
GUARDIAN PORTFOLIO                               251,800         McDonald's Corp.         $14,116,538      $  980,854      $15,738
                                                                September 1998 @ 75
                                                 150,000      Santa Fe International        2,025,000       1,176,521       23,438
                                                                 October 1998 @ 25
                                                 300,000          Travelers Group          13,312,500       1,340,955       18,750
                                                                September 1998 @ 70

7) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 31, 1998, this security amounted to $15,755,000 or 0.4% of net assets for Neuberger&Berman Partners Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS           GENESIS
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO
                                                    -------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,300,533    $   1,687,583
          Non-controlled affiliated issuers                20,059          166,762
                                                    -------------------------------
                                                        1,320,592        1,854,345
      Cash                                                      6               15
      Dividends and interest receivable                     1,342            3,270
      Other assets                                             13                7
      Receivable for securities sold                       43,615            6,061
                                                    -------------------------------
                                                        1,365,568        1,863,698
                                                    -------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               --               --
      Payable for collateral on securities loaned
        (Note A)                                           20,989           44,199
      Payable for securities purchased                     26,008            5,017
      Payable to investment manager (Note B)                  682            1,245
      Accrued expenses and other payables                     411              882
                                                    -------------------------------
                                                           48,090           51,343
                                                    -------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,317,478    $   1,812,355
                                                    -------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   1,093,337    $   2,085,116
      Net unrealized appreciation (depreciation)
        in value of investment securities and
        option contracts                                  224,141         (272,761)
                                                    -------------------------------
NET ASSETS                                          $   1,317,478    $   1,812,355
                                                    -------------------------------
*Cost of investments:
Unaffiliated issuers                                $   1,057,642    $   1,956,664
Non-controlled affiliated issuers                          38,809          170,442
                                                    -------------------------------
      Total cost of investments                     $   1,096,451    $   2,127,106
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                  August 31,1998
----------------------------------------------------------------------
          Equity Managers Trust

                                                       GUARDIAN        MANHATTAN         PARTNERS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $   5,051,465    $     584,430    $   3,648,858
          Non-controlled affiliated issuers               874,549               --               --
                                                    ------------------------------------------------
                                                        5,926,014          584,430        3,648,858
      Cash                                                      5               10                5
      Dividends and interest receivable                     7,962              967            5,164
      Other assets                                             75                5               30
      Receivable for securities sold                       47,808            6,665           17,600
                                                    ------------------------------------------------
                                                        5,981,864          592,077        3,671,657
                                                    ------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               58               --               --
      Payable for collateral on securities loaned
        (Note A)                                           32,636           60,535           37,438
      Payable for securities purchased                    157,099            7,110           50,490
      Payable to investment manager (Note B)                2,655              287            1,561
      Accrued expenses and other payables                   1,611              786              831
                                                    ------------------------------------------------
                                                          194,059           68,718           90,320
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   5,787,805    $     523,359    $   3,581,337
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   5,613,432    $     536,233    $   3,752,582
      Net unrealized appreciation (depreciation)
        in value of investment securities and
        option contracts                                  174,373          (12,874)        (171,245)
                                                    ------------------------------------------------
NET ASSETS                                          $   5,787,805    $     523,359    $   3,581,337
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   4,800,586    $     597,304    $   3,820,103
Non-controlled affiliated issuers                         954,496               --               --
                                                    ------------------------------------------------
      Total cost of investments                     $   5,755,082    $     597,304    $   3,820,103
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                       FOCUS         GENESIS
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO
                                                    ---------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    14,684    $    28,496
      Dividend income -- non-controlled affiliated
        issuers                                             562            487
      Interest income                                     3,583          9,353
      Foreign taxes withheld (Note A)                       (19)            --
                                                    ---------------------------
        Total income                                     18,810         38,336
                                                    ---------------------------
    Expenses:
      Investment management fee (Note B)                  8,235         14,776
      Accounting fees                                        10             10
      Amortization of deferred organization and
        initial offering expenses (Note A)                    8              2
      Auditing fees                                          44             25
      Custodian fees (Note B)                               324            401
      Insurance expense                                      22             12
      Legal fees                                             23             61
      Trustees' fees and expenses                            20             24
      Miscellaneous                                           2             43
                                                    ---------------------------
        Total expenses                                    8,688         15,354
      Fee waived by investment manager and/or
        expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (1)          (456)
                                                    ---------------------------
        Total net expenses                                8,687         14,898
                                                    ---------------------------
        Net investment income (loss)                     10,123         23,438
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                       79,344         35,406
    Net realized gain on investment securities
      sold in non-controlled affiliated issuers            (255)            --
    Net realized gain (loss) on option contracts
      (Note A)                                           (4,403)            --
    Change in net unrealized appreciation
      (depreciation) of investment securities and
      option contracts                                 (360,086)      (545,041)
                                                    ---------------------------
        Net loss on investments                        (285,400)      (509,635)
                                                    ---------------------------
        Net decrease in net assets resulting from
          operations                                $  (275,277)   $  (486,197)
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1998
----------------------------------------------------------------------
          Equity Managers Trust

                                                      GUARDIAN         MANHATTAN         PARTNERS
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                    ------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    81,304      $       1,610     $     58,525
      Dividend income -- non-controlled affiliated
        issuers                                           5,375                 --               --
      Interest income                                    30,752              1,798            7,756
      Foreign taxes withheld (Note A)                      (820)                (3)            (305)
                                                    ------------------------------------------------
        Total income                                    116,611              3,405           65,976
                                                    ------------------------------------------------
    Expenses:
      Investment management fee (Note B)                 37,039              3,466           18,715
      Accounting fees                                        10                 10               10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   23                  9               16
      Auditing fees                                          51                 42               46
      Custodian fees (Note B)                             1,236                164              662
      Insurance expense                                     124                  9               49
      Legal fees                                             23                 26               23
      Trustees' fees and expenses                            78                 11               41
      Miscellaneous                                           3                 13               70
                                                    ------------------------------------------------
        Total expenses                                   38,587              3,750           19,632
      Fee waived by investment manager and/or
        expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (2)                (2)              --
                                                    ------------------------------------------------
        Total net expenses                               38,585              3,748           19,632
                                                    ------------------------------------------------
        Net investment income (loss)                     78,026               (343)          46,344
                                                    ------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      840,232             45,585          408,784
    Net realized gain on investment securities
      sold in non-controlled affiliated issuers          47,582                 --               --
    Net realized gain (loss) on option contracts
      (Note A)                                            6,019                 --               --
    Change in net unrealized appreciation
      (depreciation) of investment securities and
      option contracts                               (2,420,985)          (106,156)        (872,798)
                                                    ------------------------------------------------
        Net loss on investments                      (1,527,152)           (60,571)        (464,014)
                                                    ------------------------------------------------
        Net decrease in net assets resulting from
          operations                                $(1,449,126)     $     (60,914)    $   (417,670)
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1998            1997            1998            1997
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      10,123   $       7,119   $      23,438   $       1,728
    Net realized gain on investments             74,686         176,471          35,406          18,411
    Change in net unrealized
      appreciation (depreciation) of
      investments                              (360,086)        298,137        (545,041)        211,059
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         (275,277)        481,727        (486,197)        231,198
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   178,065         156,839       1,557,053         609,195
    Reductions                                 (158,751)       (187,496)       (342,152)        (16,606)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests         19,314         (30,657)      1,214,901         592,589
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          (255,963)        451,070         728,704         823,787
NET ASSETS:
    Beginning of year                         1,573,441       1,122,371       1,083,651         259,864
                                          -------------------------------------------------------------
    End of year                           $   1,317,478   $   1,573,441   $   1,812,355   $   1,083,651
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                  GUARDIAN                    MANHATTAN                   PARTNERS
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                    Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                 August 31,                  August 31,                  August 31,
                                             1998          1997          1998          1997          1998          1997
                                          ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    78,026   $    66,858   $      (343)  $     1,154   $    46,344   $    28,316
    Net realized gain on investments          893,833       871,150        45,585       180,525       408,784       531,668
    Change in net unrealized
      appreciation (depreciation) of
      investments                          (2,420,985)    1,570,338      (106,156)       10,646      (872,798)      473,597
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations     (1,449,126)    2,508,346       (60,914)      192,325      (417,670)    1,033,581
                                          ---------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 391,142       592,646        53,069        41,417       743,583       715,909
    Reductions                             (1,912,418)     (575,327)      (90,539)     (179,425)     (320,149)     (173,520)
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests   (1,521,276)       17,319       (37,470)     (138,008)      423,434       542,389
                                          ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS      (2,970,402)    2,525,665       (98,384)       54,317         5,764     1,575,970
NET ASSETS:
    Beginning of year                       8,758,207     6,232,542       621,743       567,426     3,575,573     1,999,603
                                          ---------------------------------------------------------------------------------
    End of year                           $ 5,787,805   $ 8,758,207   $   523,359   $   621,743   $ 3,581,337   $ 3,575,573
                                          ---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1998
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus"), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger&Berman Manhattan Portfolio ("Manhattan"), and Neuberger&Berman Partners Portfolio ("Partners") (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("N&B Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Organization expenses incurred by each Portfolio were fully amortized as of August 31, 1998.
8) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.
   Summary of option transactions for the year ended August 31, 1998:

                                                                VALUE
                                                                 WHEN
FOCUS                                            NUMBER        WRITTEN
-------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97                     1,250      $  1,985,185
CONTRACTS WRITTEN                                 4,000         1,496,778
CONTRACTS EXPIRED                                (1,000)          (96,997)
CONTRACTS EXERCISED                              (1,000)         (371,987)
CONTRACTS CLOSED                                 (3,250)       (3,012,979)
                                                 ------------------------
CONTRACTS OUTSTANDING 8/31/98                         0      $          0
                                                 ------------------------

                                                                  VALUE
                                                                  WHEN
GUARDIAN                                          NUMBER         WRITTEN
---------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/97                      7,997      $   5,491,034
CONTRACTS WRITTEN                                 75,538         37,765,006
CONTRACTS EXPIRED                                (30,674)       (18,082,401)
CONTRACTS EXERCISED                              (34,876)       (15,026,537)
CONTRACTS CLOSED                                 (10,967)        (6,648,772)
                                                 --------------------------
CONTRACTS OUTSTANDING 8/31/98                      7,018      $   3,498,330
                                                 --------------------------

10) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Prior to June 1, 1998, the Portfolios made securities loans to Neuberger&Berman, LLC ("Neuberger"), the Portfolios' principal broker and sub-adviser. These loans were made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios received cash as collateral against the lent securities, which was maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios received income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended August 31, 1998, the Portfolios lent securities to Neuberger. Effective June 1, 1998, the Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the Portfolios and Morgan, based on the number and duration of the lending transactions. At August 31, 1998, the value of the securities loaned and the value of the collateral were as follows:

                                                   VALUE OF
                                                  SECURITIES        VALUE OF
                                                    LOANED         COLLATERAL
------------------------------------------------------------------------------
FOCUS                                            $ 19,427,906     $ 20,989,077
GENESIS                                            41,306,509       44,199,387
GUARDIAN                                           31,037,719       32,636,664
MANHATTAN                                          54,079,669       60,534,515
PARTNERS                                           35,512,750       37,438,042

11) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains N&B Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, N&B Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Assets to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated.
   All of the capital stock of N&B Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by N&B Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of N&B Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan, Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $750 and $376, $2,309 and $744, $721 and $1,160, $1,737 and $640,
and $455 and $280, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1998, there were purchase and sale transactions (excluding short-term securities and option contracts) as follows:

                                                    PURCHASES             SALES
------------------------------------------------------------------------------------
FOCUS                                            $ 1,051,182,326     $ 1,027,948,723
GENESIS                                            1,512,422,858         340,293,319
GUARDIAN                                           4,737,515,488       5,604,611,486
MANHATTAN                                            554,191,211         571,714,146
PARTNERS                                           4,736,758,358       4,293,047,580

   During the year ended August 31, 1998, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                    OTHER
                                                  NEUBERGER        BROKERS          TOTAL
---------------------------------------------------------------------------------------------
FOCUS                                            $  998,930      $ 1,052,077     $  2,051,007
GENESIS                                           1,159,143        1,260,016        2,419,159
GUARDIAN                                          5,733,976        5,824,547       11,558,523
MANHATTAN                                           546,227          586,082        1,132,309
PARTNERS                                          6,281,978        3,746,735       10,028,713

   In addition, Neuberger's share of the total interest income earned for the year ended August 31, 1998, from the collateralization of securities loaned to or through Neuberger was $101,879, $152,375, $1,035,708, $212,611, and $141,707,
for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

NOTE D -- COMBINED LINE OF CREDIT:
   Effective June 1, 1998, Genesis and Manhattan were two of the holders of an unsecured $100,000,000 combined line of credit with State Street Bank and Trust Company ($60,000,000 prior to June 1, 1998), to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% (0.1% prior to June 1, 1998) per annum of the available line of credit is charged, of which

Genesis and Manhattan each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by N&B Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis and Manhattan had no loans outstanding pursuant to this line of credit at August 31, 1998. During the year ended August 31, 1998, neither Genesis nor Manhattan utilized this line of credit.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                 BALANCE OF                                 BALANCE OF
                                                   SHARES        GROSS         GROSS          SHARES
                                                    HELD        PURCHASES      SALES           HELD           VALUE
                    FOCUS                        AUGUST 31,       AND           AND         AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                                     1997        ADDITIONS    REDUCTIONS        1998            1998
-----------------------------------------------------------------------------------------------------------------------
ADVANTA Corp.
Class A                                          1,691,500       15,000        757,806        948,694      $10,732,000
ADVANTA Corp.
Class B                                                  0      910,000              0        910,000        9,327,000

DT Industries**                                  1,045,000            0      1,045,000              0                0
Sierra Health Services**                           934,500      475,500         50,000      1,360,000       21,760,000

                                                 BALANCE OF                            BALANCE OF
                                                   SHARES         GROSS        GROSS     SHARES
                                                    HELD        PURCHASES      SALES      HELD           VALUE
                   GENESIS                       AUGUST 31,        AND         AND     AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                                     1997        ADDITIONS      REDUCTIONS    1998         1998
------------------------------------------------------------------------------------------------------------------
AAR Corp.                                          617,600      1,131,050       0      1,748,650      $38,689,000

ADAC Laboratories                                  683,100        320,000       0      1,003,100       22,507,000

Alliant Techsystems                                140,800        507,700       0        648,500       42,558,000

Aviall Inc.                                        947,000        247,100       0      1,194,100       15,225,000
DONCASTERS PLC ADR                                 401,500         66,800       0        468,300        9,132,000

Eltron International                                     0        420,000       0        420,000       11,550,000

Inprise Corp.                                    1,378,700      1,227,600       0      2,606,300       13,846,000

Pameco Corp.                                       119,900        161,900       0        281,800        4,790,000

SOS Staffing Services                              139,900        502,000       0        641,900        8,465,000

                                                 BALANCE OF                                   BALANCE OF
                                                   SHARES         GROSS          GROSS          SHARES
                                                    HELD        PURCHASES        SALES           HELD            VALUE
                  GUARDIAN                       AUGUST 31,        AND            AND         AUGUST 31,      AUGUST 31,
NAME OF ISSUER:                                     1997        ADDITIONS      REDUCTIONS        1998            1998
--------------------------------------------------------------------------------------------------------------------------
AGCO Corp.**                                     4,737,400        622,800      5,360,200              0      $           0

Cabot Corp.                                      2,662,300      1,178,700              0      3,841,000         83,542,000
Capital One Financial**                          4,445,000              0      1,357,100      3,087,900        270,191,000

Coltec Industries                                4,893,900              0         30,000      4,863,900         69,918,000
Countrywide Credit Industries                    5,445,000      1,145,000              0      6,590,000        246,713,000
Foundation Health Systems                        9,065,800        909,100         35,000      9,939,900        111,203,000

Mark IV Industries                               2,130,081        822,000         10,000      2,942,081         41,741,000
PacifiCare Health Systems Class B                1,327,790        660,774              0      1,988,564        125,279,000
UCAR International**                             3,404,400        575,000      1,803,200      2,176,200         39,444,000
Wellpoint Health Networks                        2,226,396      1,448,600              0      3,674,996        196,153,000
Zeigler Coal Holding**                           1,702,000              0      1,702,000              0                  0

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.

**AT AUGUST 31, 1998, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                                                Year Ended August 31,
                                              1998          1997          1996         1995        1994
                                            -------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .51%          .53%          .54%         --          --
                                            -------------------------------------------------------------
    Net Expenses                                  .51%          .53%          .54%        .57%        .58%
                                            -------------------------------------------------------------
    Net Investment Income                         .59%          .54%         1.04%       1.05%       1.16%
                                            -------------------------------------------------------------
Portfolio Turnover Rate                            64%           63%           39%         36%         52%
                                            -------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 1,317.5     $ 1,573.4     $ 1,122.4     $ 969.2     $ 645.0
                                            -------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                               Year Ended August 31,
                                               1998          1997         1996        1995        1994
                                            ------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .72%           .77%        .85%         --          --
                                            ------------------------------------------------------------
    Net Expenses                                  .72%(2)        .77%(2)     .85%(2)     .94%(2)     .98%
                                            ------------------------------------------------------------
    Net Investment Income                        1.13%(2)        .32%(2)     .27%(2)     .25%(2)     .18%
                                            ------------------------------------------------------------
Portfolio Turnover Rate                            18%            18%         21%         37%         63%
                                            ------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 1,812.4      $ 1,083.7     $ 259.9     $ 142.2     $ 138.6
                                            ------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                        YEAR ENDED AUGUST 31,
                                1998       1997       1996       1995
------------------------------------------------------------------------
Net Expenses                    .74%       .87%       .95%        .97

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                                  Year Ended August 31,
                                              1998          1997          1996          1995          1994
                                            -----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .46%          .46%          .46%           --            --
                                            -----------------------------------------------------------------
    Net Expenses                                  .46%          .46%          .46%          .48%          .50%
                                            -----------------------------------------------------------------
    Net Investment Income                         .92%          .89%         1.72%         1.72%         1.66%
                                            -----------------------------------------------------------------
Portfolio Turnover Rate                            60%           50%           37%           26%           24%
                                            -----------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 5,787.8     $ 8,758.2     $ 6,232.5     $ 4,613.2     $ 2,480.3
                                            -----------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                                             Year Ended August 31,
                                             1998        1997        1996        1995        1994
                                            -------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                           .57%        .59%        .58%         --          --
                                            -------------------------------------------------------
    Net Expenses                                .57%        .59%        .58%        .59%        .59%
                                            -------------------------------------------------------
    Net Investment Income (Loss)               (.05%)       .20%        .13%        .42%        .53%
                                            -------------------------------------------------------
Portfolio Turnover Rate                          90%         89%         53%         44%         50%
                                            -------------------------------------------------------
Net Assets, End of Year (in millions)       $ 523.4     $ 621.7     $ 567.4     $ 645.4     $ 521.7
                                            -------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                                                  Year Ended August 31,
                                              1998          1997          1996          1995          1994
                                            -----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                             .47%          .48%          .51%           --            --
                                            -----------------------------------------------------------------
    Net Expenses                                  .47%          .48%          .51%          .53%          .54%
                                            -----------------------------------------------------------------
    Net Investment Income                        1.11%         1.05%         1.26%         1.13%          .75%
                                            -----------------------------------------------------------------
Portfolio Turnover Rate                           109%           77%           96%           98%           75%
                                            -----------------------------------------------------------------
Net Assets, End of Year (in millions)       $ 3,581.3     $ 3,575.6     $ 1,999.6     $ 1,623.5     $ 1,340.3
                                            -----------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Manhattan Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Portfolio (the "Portfolio") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 9, 1998

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Focus Portfolio
Neuberger&Berman Genesis Portfolio
Neuberger&Berman Guardian Portfolio and
Neuberger&Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger&Berman Focus Portfolio, Neuberger&Berman Genesis Portfolio, Neuberger&Berman Guardian Portfolio, and Neuberger&Berman Partners Portfolio, four of the series constituting Equity Managers Trust (the "Trust"), as of August 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 5, 1998

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS/AUDITORS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, MA 02109

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
OFFICERS AND TRUSTEES
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Neuberger&Berman Management Inc., Neuberger&Berman Focus Assets,
Neuberger&Berman Genesis Assets, Neuberger&Berman Guardian Assets, Neuberger&Berman Manhattan Assets, Neuberger&Berman Partners Assets, and Neuberger&Berman Equity Assets are registered service marks of Neuberger&Berman Management Inc.
-C- 1998 Neuberger&Berman Management Inc.

  Neuberger&Berman Management Inc.-Registered Trademark-

            605 THIRD AVENUE 2ND FLOOR
            NEW YORK, NY 10158-0180
            SHAREHOLDER SERVICES
            800-877-9700
            INSTITUTIONAL SERVICES
            800-366-6264
            WWW.NBFUNDS.COM









            Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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